                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

  Filed by the registrant    [X]

  Filed by a party other than the registrant    [_]

  Check the appropriate box:

  [_]  Preliminary proxy statement
  [X]  Definitive proxy statement
  [_]  Definitive additional materials
  [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             MAXXIM MEDICAL, INC.
                             --------------------
               (Name of Registrant as Specified in Its Charter)

 -----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

  [X]  No filing fee required
  [_]  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

                              -------------------
  (2)  Aggregate number of securities to which transaction applies:

                              -------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                              -------------------
  (4)  Proposed maximum aggregate value of transaction:

                              -------------------
  (5)  Total fee paid:

                              -------------------

       [_]  Fee paid previously with preliminary materials

       [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)  Amount previously paid:

                              -------------------

       (2)  Form, Schedule or Registration Statement No.:

                              -------------------

       (3)  Filing party:

                              -------------------
       (4)  Date filed:

                              -------------------

                             MAXXIM MEDICAL, INC.
                            10300 49th Street North
                           Clearwater, Florida 33762


                     [LOGO OF MAXXIM MEDICAL APPEARS HERE]


                                                                   March 1, 1999


Dear Shareholder:

  You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Maxxim Medical, Inc. (the "Company"). The Meeting will be held at the St. Petersburg Yacht Club, 11 Central Avenue, St. Petersburg, Florida, on Friday, April 9, 1999 at 10:00 a.m. Eastern time.

  The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes (i) the election of Directors, (ii) a proposal to approve the 1999 Non-Employee Directors' Stock Option Plan and the issuance to non-employee Directors of options to purchase an aggregate of 60,000 shares of Common Stock of the Company thereunder, (iii) a proposal to approve the 1999 Employee Stock Option Plan and, (iv) a proposal to ratify the appointment of the Company's independent certified public accountants. We will also report on the progress of the Company and comment on matters of current interest.

  It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to us will not prevent you from voting in person at the Meeting if you are present and choose to do so.

  Please Note: If your shares are held in street name by a brokerage firm, bank or other nominee, such nominee will supply you with a proxy to be returned directly to it. It is important that you return the form to the nominee as quickly as possible so that it may vote your shares. You may not vote such shares in person at the Meeting unless you obtain a power of attorney or legal proxy from the nominee authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

  Your Board of Directors and management look forward to greeting you personally at the Meeting.

                                        Sincerely,


                                        Kenneth W. Davidson,
                                        Chairman of the Board,
                                        President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 9, 1999


To the Shareholders of
Maxxim Medical, Inc.

  Notice is hereby given that the 1999 Annual Meeting of Shareholders of Maxxim Medical, Inc. (the "Company") will be held at the St. Petersburg Yacht Club, 11 Central Avenue, St. Petersburg, Florida on Friday, April 9, 1999 at 10:00 a.m. Eastern time, for the following purposes:

(1)  To elect seven Directors;

(2) To approve the adoption of the 1999 Non-Employee Directors' Stock Option Plan and the issuance to non-employee Directors of options to purchase an aggregate of 60,000 shares of Common Stock of the Company;

(3)  To approve the adoption of the 1999 Employee Stock Option Plan;

(4) To ratify the appointment of KPMG LLP as the Company's independent auditors for fiscal year 1998; and

(5) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 1998 Annual Report of the Company is also enclosed. Shareholders of record at the close of business on February 12, 1999 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

  All shareholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy promptly in the envelope provided to assure the presence of a quorum. You may revoke your Proxy and vote in person at the Meeting if you desire.

  Please Note: If your shares are held in street name by a brokerage firm, bank or other nominee, such nominee will supply you with a proxy to be returned directly to it. It is important that you return the form to the nominee as quickly as possible so that it may vote your shares. You may not vote such shares in person at the Meeting unless you obtain a power of attorney or legal proxy from the nominee authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

                                        By order of the Board of Directors


                                        Peter M. Graham,
                                        Secretary


March 1, 1999

                              MAXXIM MEDICAL, INC.
                            10300 49th Street North
                           Clearwater, Florida 33762

                                PROXY STATEMENT

                      1999 Annual Meeting of Shareholders
                            of Maxxim Medical, Inc.

                SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

  The accompanying proxy is solicited on behalf on the Board of Directors (the "Board") of Maxxim Medical, Inc. (the "Company"), to be voted at the 1999 Annual Meeting of Shareholders of the Company (the "Meeting"). The Meeting will be held at the St. Petersburg Yacht Club, 11 Central Avenue, St. Petersburg, Florida, on Friday, April 9, 1999 at 10:00 a.m. Eastern time. In addition to the original solicitation by mail, certain regular employees of the Company may solicit proxies by telephone or telecopy or in person. The Company has also retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies, and it is estimated that the fee for such service will be approximately $4,000. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms, banks and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares, will be borne by the Company. You may vote in person at the Meeting, if you wish, even though you have previously mailed your proxy. This Proxy Statement and the accompanying proxy are being mailed to shareholders beginning on or about March 4, 1999.

  All duly executed proxies will be voted in accordance with the instructions thereon. Shareholders who execute proxies, however, retain the right to revoke them at any time before they are voted. The revocation of a proxy will not be effective until written notice thereof has been given to the Secretary of the Company, unless the shareholder granting such proxy votes in person at the Meeting.

                              VOTING OF SECURITIES

  The record date for the determination of shareholders entitled to vote at the Meeting is February 12, 1999. As of such date, the Company had outstanding 14,275,472 shares of Common Stock, $.001 par value per share (the "Common Stock"). The Common Stock is the only class of stock of the Company outstanding and entitled to vote at the Meeting. Each shareholder is entitled to one vote for each share of Common Stock held. For the purposes of determining the presence of a quorum at the Meeting, abstentions will be counted toward the number of shares represented at the Meeting. Broker non-votes will be disregarded. The shareholders present at the Meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough shareholders to leave less than a quorum or the refusal of any shareholder present in person or by proxy to vote or participate in the Meeting. All votes on the proposals set forth below will be taken by ballot.

                             ELECTION OF DIRECTORS
                                  (Proposal 1)

General Information

  The Board currently consists of seven Directors, with no vacancies. All seven Directors have been nominated to stand for reelection at the Annual Meeting. Directors serve until the next annual meeting of shareholders and until their successor is elected and has qualified, or until their earlier resignation, removal from office or death.

  The Board believes that the reelection of Kenneth W. Davidson, Donald R. DePriest, Peter G. Dorflinger, Martin Grabois, M.D., Ernest J. Henley, Ph.D., Richard O. Martin, Ph.D., and Henk R. Wafelman, Ing., as Directors of the Company is in the best interest of the Company and its shareholders. The Board therefore unanimously recommends that shareholders vote FOR each of the nominees, and all proxies not marked to the contrary will be so voted. Shareholders may vote for up to seven nominees and the seven nominees receiving the most votes cast at the Meeting, in person or by proxy, will be elected as Directors. Shareholders may not vote cumulatively in the election of Directors. In the event any of the nominees should be unable to serve, which is not anticipated, the persons named in the accompanying proxy will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

                                  MANAGEMENT

Directors and Executive Officers

  The following table sets forth (i) the names and ages of the Directors and executive officers of the Company and the positions they hold with the Company and (ii) the names and ages of the nominees for Director listed herein. Executive officers serve at the pleasure of the Board of Directors.

Name                                 Age                        Position
----                                 ---                        --------
Kenneth W. Davidson................   52      Chairman of the Board, President and Chief Executive
                                                Officer
Peter M. Graham....................   52      Senior Executive Vice President, Chief Operating
                                                Officer and Secretary
David L. Lamont....................   52      Executive Vice President, Research and Development
Alan S. Blazei.....................   43      Executive Vice President, Controller and Treasurer
Henry T. DeHart....................   52      Executive Vice President, Manufacturing Operations
Joseph D. Dailey...................   50      Executive Vice President, Information Services
Jack F. Cahill.....................   49      Executive Vice President, Sales and Marketing
Suzanne R. Garon...................   46      Executive Vice President, Human Resources
Rob W. Beek........................   54      Executive Vice President, Managing Director, Maxxim
                                                Medical Europe
Ernest J. Henley, Ph.D.............   72      Director
Peter G. Dorflinger................   47      Director
Henk R. Wafelman, Ing..............   68      Director
Richard O. Martin, Ph.D............   59      Director
Martin Grabois, M.D................   59      Director
Donald R. DePriest.................   59      Director

  Kenneth W. Davidson has served as a Director of the Company since 1982, and as Chairman of the Board of Directors, Chief Executive Officer and President of the Company since November 1, 1986. Mr. Davidson is also a director of Henley Healthcare, Inc., a manufacturer of products used in physical therapy, Encore Orthopedics, Inc., a designer and manufacturer of implantable orthopedic devices, and of Bovie Medical Corporation, a manufacturer and marketer of electrosurgical medical devices.

  Peter M. Graham has served as Senior Executive Vice President since January 1999, and as Executive Vice President and Chief Operating Officer since January 1986, and was elected Secretary in July 1997. Mr. Graham also served as Treasurer from April 1986 through June 1997.

  David L. Lamont has served as Executive Vice President, Research and Development since January 1999, and as Vice President since March 1988. Mr. Lamont was Group Vice President from July 1993 through December 1998, and President of the Argon Medical division from January 1992 through July 1993.

  Alan S. Blazei has served as Executive Vice President since January 1999 and Vice President and Controller since December 1990. In July 1997, Mr. Blazei was elected Treasurer of the Company.

  Henry T. DeHart has served as Executive Vice President, Manufacturing Operations since January 1999 and as Vice President since November 1993. Mr. DeHart was Executive Vice President Manufacturing Operations, Case Management from June 1995 through December 1998, and President of Boundary Healthcare division from December 1992 through July 1995.

  Joseph D. Dailey has served as Executive Vice President, Information Services since January 1999 and Vice President, Information Services since August 1994. Previously, he had served as Director of Information Services since January 1991.

  Jack F. Cahill has served as Executive Vice President, Sales and Marketing since January 1999 and as Vice President since May 1995. Mr. Cahill was Executive Vice President Sales and Marketing, Case Management from June 1995 through December 1998, President of the Sterile Design division from May 1994 through June 1995, and Executive Vice President, Sterile Design from July 1993 through May 1994.

  Suzanne R. Garon has served as Executive Vice President, Human Resources since January 1999 and as Vice President since January 1997. Previously, she had served as Vice President Human Resources, Case Management since August 1995.
Ms. Garon was Manager of Human Resources, Sterile Design from July 1993 through August 1995.

  Rob W. Beek has served as Executive Vice President since January 1999 and as Vice President, Managing Director, Maxxim Medical Europe since January 1997. Prior to that time he was Managing Director of Medica B.V., a Netherlands corporation acquired by the Company in January 1995, for more than five years.

  Ernest J. Henley, Ph.D. has served as a Director of the Company since 1976, and served as a consultant to the Company from that date until May 1996. Dr. Henley's principal employment for more than the past five years has been as a Professor of Chemical Engineering at the University of Houston. Dr. Henley is also a consultant and director of Henley Healthcare, Inc.

  Peter G. Dorflinger has served as a Director of the Company since 1986 and as Secretary from 1992 to 1997. From June 1990 until October 1996, Mr. Dorflinger served as Group Vice President and General Counsel of Sulzer Medica USA, Inc., a subsidiary of Sulzer Medica Ltd., a Swiss medical device manufacturer. From January 1997 through January 1998, Mr. Dorflinger was Vice President and General Counsel of Advanced Medical Instruments, Inc., a manufacturer of medical monitoring equipment. From January 1998 through October 1998, Mr. Dorflinger was President and Chief Operating Officer of Physicians Resource Group, Inc., a physicians practice management company. Since November 1998, Mr. Dorflinger has been President of GlasTech, Inc., a manufacturer of dental products. Mr. Dorflinger is also a director of Benchmark Electronics, Inc.

  Henk R. Wafelman, Ing. has served as a Director of the Company since 1987. Since 1990, Mr. Wafelman has been the executive chairman of the Dutch Society of Enterprises in Medical Technology, a Netherlands based technology society, and holds the position of Chairman of an advisory committee for standardization of medical aids. For more than five years prior to that time, Mr. Wafelman was the President of N.V. Enraf Nonius Delft Holland, a major Dutch instrument company and a leading manufacturer of physical therapy products.

  Richard O. Martin, Ph.D. has served as a Director of the Company since November 1989. Dr. Martin served from April 1991 until February 1997, as President and Chief Executive Officer, and since February 1997, as Chairman and Chief Executive Officer, of Physio-Control International Corp., a manufacturer of external cardiac defibrillators and monitoring equipment. As of September 1998, Physio-Control has merged with Medtronic, Inc. and is now known as Medtronic Physio-Control where Dr. Martin continues as President. Dr. Martin also serves as a director of Sea MED Corporation, which engages in contract engineering and manufacturing for medical and other industries, CardioDynamics International Corporation, a manufacturer of noninvasive cardiac output monitors and Encore Orthopedics, Inc., a manufacturer of implantable orthopedic devices. Dr. Martin also serves as Chairman of the Northwest Affiliate of the American Heart Association and currently chairs the Washington Council of the American Electronics Association.

  Martin Grabois, M.D. has served as a Director of the Company since February 1991. Dr. Grabois has been a Professor and Chairman of the Department of Physical Medicine and Rehabilitation at Baylor College of Medicine in Houston, Texas since 1978. Since 1978, he has also served as the Senior Attending and Medical Director in the Department of Physical Medicine at the Methodist Hospital, Houston, Texas, Consultant Physiatrist to the Texas Institute of Rehabilitation and Research, Houston, Texas, and the Physician-in-Chief for the Physical Medicine and Rehabilitation Services of Harris County Hospital District, Houston, Texas. In 1994, Dr. Grabois was elected President of the Academy of Physical Rehabilitation.

  Donald R. DePriest was elected as a Director, effective December 1992, pursuant to the terms of the agreement between the Company and Boundary Healthcare Products Corp. ("Boundary") under which the Company acquired Boundary. Since July 1987, Mr. DePriest has been the President of MedCom Development Corporation, the General Partner of MCT Investors, L.P., a limited partnership engaged in the business of venture capital investing. Mr. DePriest was the principal shareholder and President of Boundary from July 1987 until it was acquired by the Company. Mr. DePriest is also Chairman of the Board of American Telecasting, Inc.

  No family relationships exist between the Directors of the Company, the persons listed as nominees for election as Directors at the Meeting and the executive officers of the Company. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director, with the exception of the employment agreement between the Company and Kenneth W. Davidson, which provides that Mr. Davidson shall serve as the Chairman of the Board of Directors.

Board Committees

  The Board has appointed from among its members three standing committees of the Board, as set forth below.

  The Compensation Committee is composed of Messrs. Davidson and DePriest and Dr. Martin. The principal function of the Compensation Committee is to set compensation policy for all employees. See "COMPENSATION COMMITTEE REPORT." In addition, Mr. DePriest and Dr. Martin comprise the Stock Option Committee that is responsible for awarding stock options under the Company's Employee Stock Option Plans.

  The Audit Committee is composed of Mr. Wafelman and Dr. Grabois. The principal functions of the Audit Committee include overseeing the performance and reviewing the scope of the audit function of the Company's independent auditors. The Audit Committee also review, among other things, audit plans and procedures, the Company's policies with respect to conflicts of interest and prohibition against the use of corporate funds or assets for improper purposes, changes in accounting policies and the use of independent auditors for non-audit services.

  The Nominating Committee is composed of Messrs. Davidson and Dorflinger and Dr. Henley. The primary function of the Nominating Committee is to recommend to the Board persons to be considered for election to the Board. In making such recommendations, the Nominating Committee will consider nominations submitted by shareholders to the Secretary of the Company.

  During fiscal year 1998 (the year ended November 1, 1998), the Board held fourteen meetings in person or by telephone. Members of the Board are provided with information between meetings regarding the operations of the Company and are consulted on an informal basis with respect to pending business. During fiscal year 1998, the Compensation Committee held four meetings, the Nominating Committee held one meeting and the Audit Committee held four meetings. Each of the incumbent Directors who was a Director during fiscal year 1998 attended at least 75% of the total number of meetings of the Board, and the total number of meetings held by all committees of the Board on which such Director served, during the year.

Director Compensation

  Directors of the Company currently serve without monetary compensation for their service as Directors. The Company has, in the past, issued options to purchase shares of Common Stock to non-employee Directors. This year, the Company intends to issue to each non-employee Director an option to purchase 10,000 shares of Common Stock, as further described under "APPROVAL OF 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN," subject to shareholder approval of such plan at the Meeting. In the future, the Company may continue to compensate its outside Directors for serving in such capacity with additional options or such other remuneration as determined by the Board.

  In February 1998, the Board approved the 1998 Non-Employee Directors' Stock Option Plan (the "1998 Directors' Plan"). In March of 1997 and 1996, respectively, the Board approved the 1997 Non-Employee Directors' Stock Option Plan (the "1997 Directors' Plan) and the 1996 Non-Employee Directors' Stock Option Plan (the "1996 Directors' Plan"). In January of each of 1995, 1994, and 1993, respectively, the Board approved the 1995 Non-Employee Directors' Stock Option Plan (the "1995 Directors' Plan"), the 1994 Non-Employee Directors' Stock Option Plan (the "1994 Directors Plan") and the 1993 Non-Employee Directors' Stock Option Plan (the "1993 Directors Plan"). The terms of all Directors' Plans are substantially identical, except for share grant, exercise price and relevant dates, set forth below.

                                             1998           1997           1996           1995           1994           1993
                                          Directors'     Directors'     Directors'     Directors'     Directors'     Directors'
                                             Plan           Plan           Plan           Plan           Plan           Plan
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total Shares Reserved..................      40,000         40,000         30,000         30,000         30,000         30,000
Individual Director Share Grants.......       5,000          5,000          3,000          3,000          3,000          3,000

Exercise Price.........................     $ 19.02        $ 11.48        $ 11.48        $ 10.73        $ 15.40        $ 13.39
Opening Price Discount.................          15%            15%            15%            15%            15%            15%
Pricing Date...........................     11/1/97        11/1/96        11/1/95        11/1/94        11/1/93        11/1/92
Pricing Exchange.......................        NYSE           NYSE           NYSE           NYSE            ASE            ASE

Date Exercisable.......................     3/12/99        11/4/97        1/12/97        1/12/96        1/12/95        1/12/94
Expiration Date........................     3/12/02        11/4/00        1/12/00        1/12/99        1/12/98        1/12/97

Exercised as of February 12, 1999......           -         25,000         15,000         18,000         18,000          3,000
Forfeited as of February 12, 1999......           -              -              -              -              -         15,000
Remaining as of February 12, 1999......      30,000          5,000          3,000              -              -              -

  In the case of each Directors' Plan, if an optionee ceases to serve as a Director of the Company for any reason, the options will terminate on the earlier of their respective expiration date or the first anniversary of the date on which the Director ceased to serve as a Director. Additionally, each of the Directors' Plans provides that any person who is elected as a Director for the first time after the adoption of such plan at the Company's Annual Meeting of Shareholders, is entitled to an option to purchase an equal number of shares of Common Stock under the applicable Directors' Plan for the purchase price equal to 85% of the last reported sales price of the Common Stock on the date of grant. No additional options have been granted under any of the Directors' Plans described above as a result of any additional Directors being elected at an Annual Meeting.

Compensation of Executive Officers

  The following table is a summary of the compensation paid or accrued by the Company for the last three fiscal years for services in all capacities to each of the persons who qualified as a "named executive officer" (as defined in Item 402(a)(3) of Regulation S-K under the Securities Exchange Act of 1934) during fiscal 1998 ("Named Executive Officers").

                                               Summary Compensation Table

                 (a)                      (b)         (c)            (d)            (e)            (g)             (i)
-----------------------------------      ----      ---------      ---------      -----------    ----------      ---------
                                                                                                   Long
                                                                                                   Term
                                                                                                  Compen-
                                                                                                  sation
                                                            Annual Compensation                   Awards
                                                   ---------------------------------------      ----------
                                                                                   Other        Securities        Other
                                                                                  Annual        Underlying       Annual
                                                                                  Compen-        Options         Compen-
Name and Principal Position              Year      Salary(1)      Bonus(1)       sation(2)       (#) (3)        sation(4)
---------------------------              ----      ---------      --------       ---------      ----------      ---------
Kenneth W. Davidson                      1998       $350,000      $192,500       $109,305         40,000          $4,750
  Chief Executive Officer                1997        320,000       160,000         70,525         40,000           4,750
                                         1996        320,000       160,000         22,853         50,000           4,750

Peter M. Graham                          1998        200,000       110,000         44,349         25,000           3,001
  Senior Executive Vice President        1997        140,000        68,750         23,343         25,000           4,750
                                         1996        135,000        67,500              -         35,000           5,471

Alan S. Blazei                           1998        175,000        96,250         35,329         20,000           2,913
  Executive Vice President               1997        125,000        60,000         18,208         20,000           4,750
                                         1996         99,500        28,750              -         30,000           4,065

Jack F. Cahill                           1998        165,000        90,750         35,631         20,000           2,475
  Executive Vice President               1997        140,000        68,750         20,542         20,000           4,750
                                         1996        135,000        67,500              -         30,000           5,091

David L. Lamont                          1998        150,000        82,500         34,359         20,000           2,526
  Executive Vice President               1997        125,000        61,250         18,208         20,000           4,750
                                         1996        120,000        60,000              -         30,000           4,109

Henry T. DeHart                          1998        150,000        82,500         34,359         20,000           2,526
  Executive Vice President               1997        125,000        61,250         18,208         20,000           4,750
                                         1996        120,000        60,000              -         17,000           4,572

_________________

(1) Compensation deferred at the election of a named officer is included in the category (e.g., salary or bonus) and year it would have otherwise been reported had it not been deferred.
(2) Includes the value of the interest imputed on non-interest bearing loans made by the Company and the Company's matching contributions on compensation deferred by the named executive officers. See "Deferred Compensation Plan".
(3) Fiscal 1998 includes options granted effective as of January 8, 1999, with respect to the performances of the named executive officers during fiscal 1998. Fiscal 1997 includes options granted effective as of November 3, 1997, with respect to the performances of the named executive officers during fiscal 1997. Fiscal 1996 includes options granted effective as of November 4, 1996, with respect to the performances of the named executive officers during fiscal 1996.

(4) Includes contributions made by the Company to its 401(k) plan on behalf of the employee. Each eligible employee has the option to contribute up to 15% of his or her salary (up to a maximum of $9,500), and to have such deferred amounts invested in the plan. The Company may, but is not required to, make a matching contribution to the plan of up to the first 6% of the salary of such participating employee. All employee contributions are fully vested. Company contributions vest over a six-year period.

                                               Option Grants in Last Fiscal Year

                                                   Individual Grants
                          -----------------------------------------------------------------
                           Number of     % of Total                   Market                       Potential Realizable Value
                          Securities      Options                    Value of                       at Assumed Annual Rates
                          Underlying     Granted to     Exercise     Stock on                     of Stock Price Appreciation
                           Options       Employees      or Base      Date of                           for Option Term
                           Granted       in Fiscal       Price        Grant      Expiration    ----------------------------------
Name                       (#) (1)         Year        ($/sh)(2)      ($/sh)        Date         5%($)       10%($)        0%($)
----                      ----------    -----------    ---------     --------    ----------    --------     --------     --------
Kenneth W. Davidson....     40,000        16.1%         $22.10        $26.00       1/8/05      $443,333     $790,930     $156,000
Peter M. Graham........     25,000        10.1           22.10         26.00       1/8/05       277,083      494,332       97,500
Alan S. Blazei.........     20,000         8.1           22.10         26.00       1/8/05       221,666      395,465       78,000
Jack F. Cahill.........     20,000         8.1           22.10         26.00       1/8/05       221,666      395,465       78,000
David L. Lamont........     20,000         8.1           22.10         26.00       1/8/05       221,666      395,465       78,000
Henry T. DeHart........     20,000         8.1           22.10         26.00       1/8/05       221,666      395,465       78,000

-------------
(1) Comprised of options granted effective as of January 8, 1999, with respect to the respective performances of the named executive officers during fiscal year 1998.
(2) The options granted are exercisable as to twenty percent of the underlying shares on January 8 of each year beginning in 2000 and ending in 2004.

  The Company has not granted any stock appreciation rights.

  Set forth in the following table is summary information regarding the stock option exercises in fiscal 1998 and the value of all unexercised options as of the end of fiscal 1998 for each of the executive officers included in the Summary Compensation Table:

                                 Aggregated Options Exercised in Last Fiscal Year
                                         and Fiscal Year-End Option Values

                                                         Number of  Securities
                                                               Underlying           Value of Unexercised
                                                          Unexercised Options       In-the-Money Options
                               Shares                      at Fiscal Year-End        at Fiscal Year-End
                              Acquired        Value        (#) Exercisable /          ($) Exercisable /
Name                      On Exercise (#)    Realized      Unexercisable (1)          Unexercisable (1)
----                      ---------------    --------    ---------------------    -----------------------
Kenneth W. Davidson...        5,000           $13,675      147,000 / 103,000      $2,007,270 / $1,192,780
Peter M. Graham.......        4,000            46,440      114,200 /  73,800       1,569,554 /    878,026
Alan S. Blazei........        3,000            48,330       76,400 /  54,600       1,041,908 /    639,152
Jack F. Cahill........        2,600            38,566       35,160 /  46,240         453,929 /    516,265
David L. Lamont.......        3,000             8,205       87,400 /  58,600       1,199,378 /    695,732
Henry T. DeHart.......            0                 0       41,200 /  36,800         539,204 /    389,546

-----------
(1)  Excludes options to purchase 40,000, 25,000, 20,000, 20,000, 20,000 and
     20,000 shares of Common Stock granted to Messrs. Davidson, Graham, Lamont, Blazei, Cahill, and DeHart, respectively, effective as of January 8, 1999 with respect to their respective performances during fiscal 1998.

Employment Contracts

  Effective November 1, 1997, the Company entered into an employment agreement with Kenneth W. Davidson, the Chairman of the Board, President and Chief Executive Officer of the Company, which employment agreement replaced the employment agreement dated effective November 1, 1994, expiring on October 31, 1997. The employment agreement provides for Mr. Davidson's employment through October 31, 2000, with an automatic renewal for consecutive one year periods thereafter unless either party gives notice to the contrary at least six months prior to the beginning of any such renewal. The agreement requires the Company to (i) pay Mr. Davidson an annual salary of $350,000 per year, subject to periodic increases upon the recommendation of the Compensation Committee of the Board; (ii) pay Mr. Davidson an annual bonus of at least one-half his annual salary for each year that Mr. Davidson fully meets certain performance goals, which are to be developed jointly by the Board and Mr. Davidson each year, or, if Mr. Davidson does not fully meet such performance goals, an annual bonus in an amount to be determined by the Board in its sole discretion; (iii) provide other miscellaneous benefits generally available to other executive officers of the Company; and (iv) make a loan or loans (collectively "Loans") to Mr. Davidson not to exceed an aggregate of $400,000, including loans made under Mr. Davidson's previous employment agreement, the principal purpose of which was, or would be, to enable Mr. Davidson to pay any federal income taxes associated with the exercise by him of stock options to purchase shares of Common Stock from time to time. Each Loan to Mr. Davidson under the agreement will be non-interest bearing, unsecured and repayable in ten equal installments due on the third through twelfth anniversaries of the Loan. In 1998, Mr. Davidson's employment agreement was amended to provide that the Company would make loans to Mr. Davidson in an amount up to an aggregate of $500,000. See "Certain Relationships and Related Party Transactions" below for additional information about the Loans.

  The employment agreement prohibits Mr. Davidson from providing any services to, or owning 5% or more of the stock of, any competitor during the term of the agreement and for a period of two years following termination of the agreement. The agreement may not be terminated by the Company except for cause, or upon death or disability of Mr. Davidson. Mr. Davidson may terminate his employment under certain circumstances, including the Company's breach of the employment agreement or a change in control of the Company (for "Good Reason"). In the event that Mr. Davidson dies or becomes disabled while in office, the Company will be obligated to continue to pay him all of the salary, bonuses and other benefits provided for in the employment agreement for a period of two years after employment ceases (reduced by the amount paid to Mr. Davidson under any disability insurance policy provided by the Company). In the event that Mr. Davidson voluntarily terminates his employment for Good Reason or the Company terminates his employment without cause, the Company will be obligated to pay to him a lump sum equal to twice the amount of his salary and minimum bonus and provide the other benefits provided for in the employment agreement for a period of two years after his termination. The Company will not be obligated to pay any amount to Mr. Davidson under the employment agreement if Mr. Davidson's employment is terminated after a change in control of the Company; in such event, however, it will be required to pay him certain amounts and provide certain benefits under his Executive Continuity Agreement, described below.

  In August 1998, the Company entered into Executive Continuity Agreements with Kenneth W. Davidson, President and Chief Executive Officer, Peter M. Graham, Senior Executive Vice President, Alan S. Blazei, Jack F. Cahill, David L. Lamont, and Henry T. DeHart, each an Executive Vice President of the Company, and two other executive officers of the Company. The Executive Continuity Agreements provide that if, after a change in control of the Company, the executive suffers a Termination (as defined below), the executive will be entitled to receive (i) a lump sum payment, within fifteen (15) days following such termination, equal to a multiple of the highest annual level of total cash compensation (including bonus) paid to the executive during the three calendar years ended immediately prior to such Termination, (ii) immediate vesting of all previously granted but unvested stock options and at least a 180 day period after the date of such Termination in which to exercise such options, and (iii) continuing health insurance benefits for the executive and the executive's family for a period of months after the date of such Termination. Mr. Davidson will receive three times his highest annual level of total cash compensation and continuing health insurance benefits for 24 months. The compensation multiple and length of continuing health insurance benefits will be less for the other executives. Additionally, Mr. Davidson's agreement provides for the Company to pay any federal taxes imposed upon any portion of his payment that is deemed to be an "excess parachute payment" under the Internal Revenue Code. A Termination will be deemed to have occurred if, within two years after a change in control,
(i) the executive's employment with the Company is terminated other than for cause, (ii) the executive's base salary, bonus, title or responsibilities are reduced or there is a change in employment conditions deemed by the executive to be materially adverse as compared to those in effect immediately prior to the change in control, any of which is not remedied within 30 days after notice to the Company by the executive, (iii) the Company requires the executive to relocate without his or her consent, (iv) the Company fails to obtain the assumption of the performance of the Termination Agreement by any successor of the Company, or (v) the Company takes any action which would deprive the executive of any material fringe benefit enjoyed by him or her at the time of the change in control. The voluntary termination by an executive of his or her employment after a change in control will not constitute a Termination, except for Mr. Davidson, with respect to whom a voluntary termination of his employment within 12 months after a change in control also will constitute a Termination. The Executive Continuity Agreements will remain in effect until two years after one party has notified the other of its intent to terminate the agreement, provided that in no event will the agreements terminate prior to December 31, 2004.

  Except as described above, the Company has not entered into any employment agreement, consulting agreement or similar arrangement or agreement with any of its executive officers or Directors.

Deferred Compensation Plan

  During 1998, the Company established a nonqualified deferred compensation plan (the "Plan") for key employees selected by the Board each year. Under the Plan, participants may make irrevocable elections to defer a portion of their compensation for the following year by making an election under the Plan, but no participant may defer more than 90% of his or her base salary and 100% of bonuses. The Company will make a matching contribution of 100% of the first 6% of the participants' deferred compensation. The deferred amounts are deposited into a grantor trust and invested, and the participants' accounts are credited with the investment earnings. Vesting in the Plan is immediate for both the elective deferral and the Company's matching contribution. Each participant is paid the full value of his or her account at age 55, or upon the earlier termination of employment with the Company or upon a change in control of the Company. The participant is not required to pay tax on the deferred compensation, matching contributions or investment earnings until they are paid to him or her. In fiscal 1998, nine key employees participated in the Plan, including Messrs. Davidson, Graham, Blazei, Cahill, Lamont and DeHart, and the aggregate amount credited as employer matching contributions equaled $50,200.

Compensation Committee Interlocks and Insider Participation

  The Compensation Committee is composed of Kenneth W. Davidson, Donald R. DePriest and Richard O. Martin. Mr. Davidson is the Chairman of the Board, President and Chief Executive Officer of the Company. Effective November 1, 1997, the Company entered into an employment agreement with Mr. Davidson, which employment agreement replaced an employment agreement dated effective November 1, 1994, which expired on October 31, 1997. Among other things, the agreement requires the Company to make a loan or loans (collectively "Loans") to Mr. Davidson not to exceed an aggregate of $500,000, including loans made under Mr. Davidson's previous employment agreement, the principal purpose of which was, or would be, to enable Mr. Davidson to pay any federal income taxes associated with the exercise by him of stock options to purchase shares of Common Stock. Each Loan made to Mr. Davidson under the previous employment agreement, and any new Loans made under the new employment agreement, are non-interest bearing, unsecured and are repayable in ten equal annual installments, on the third through twelfth anniversaries of the date of such Loan. During fiscal year 1998, the highest amount due to the Company from Mr. Davidson under the outstanding Loans was $500,000. The total amount outstanding under the Loans at January 31, 1999 was $500,000. Mr. Davidson was, during fiscal year 1998, and at January 31, 1999, current in all of his repayment obligations under the Loans. See "Employment Contracts" above.

  In May 1997, Mr. Davidson purchased 100,000 shares of Common Stock from the Company at a price of $13.00 per share under the Senior Management Stock Purchase Plan (the "Stock Purchase Plan"). See "Certain Relationships and Related Party Transactions - Senior Management Stock Purchase Plan" below for a description of the Stock Purchase Plan. Payment for the Shares was made by means of a full recourse promissory note in the amount of $1,300,000, the payment of which is also secured by a pledge of the shares.

The note is non-interest bearing until its due date. If it is not paid when due, it will bear interest at the highest maximum legal rate, or if no maximum rate is established under applicable law, then 18% per year.

  The following Report of the Compensation Committee on Executive Compensation and the Performance Graph shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report

  Under the Company's By-laws, the Compensation Committee is authorized to (i) exercise the authority of the full Board with respect to setting compensation policy for all employees of the Company, (ii) make compensation recommendations to the Board regarding executive compensation, and (iii) perform such additional powers and duties as are delegated to it by the Board. The primary historical focus of the Committee has been to review with the Board in detail all aspects of compensation for Kenneth W. Davidson, the Chief Executive Officer of the Company. Mr. Davidson, a member of the Committee, has historically focused on the compensation of all other employees of the Company, including the executive officers of the Company that are named in the compensation tables included herein ("Named Executives"), although since fiscal 1995, the Compensation Committee has taken an expanded role in implementing bonuses for other executive officers. In addition, Mr. DePriest and Dr. Martin constitute the Stock Option Committee that is responsible for annual awards of stock options to employees under the Company's Employee Stock Option Plans. The Committee typically reviews executive compensation and grants employee options following the end of each fiscal year. Since the members of the Committee have significant personal experience in business, including experience in the Company's specific industry, the Committee has determined not to incur the additional expense of retaining outside consultants to assist it in determining executive compensation levels. During fiscal 1998, the Committee held four meetings.

  Compensation Policies Toward Executive Officers. In determining executive compensation, the Committee seeks to create a strong financial incentive for executive officers to maximize the Company's operational results, reward individual contribution and achievement and enable the Company to attract and retain highly qualified executive officers. The two primary components of executive compensation are annual cash compensation and long term incentive compensation. Annual cash compensation consists primarily of base salary and additional bonus based upon extraordinary achievement or attainment of specified operating results. Executive salaries are set at levels that the Committee believes to be competitive for executive officers. The Committee has also attempted generally to maintain relatively moderate levels of compensation for its executive officers so as to promote the Company's profitability and competitiveness. Long term incentive compensation consists of the granting of stock options to executive officers and other employees, which align executive compensation with the interest of shareholders.

  Compensation of Chief Executive Officer. Mr. Davidson's compensation for fiscal 1998 was based on a three-year employment agreement with the Company, dated effective November 1, 1997 and expiring October 31, 2000. See "Employment Contracts" above. That employment agreement was adopted by the Board upon the recommendation of the Committee, without the participation of Mr. Davidson. Under the employment agreement, the Company was required to (i) pay Mr. Davidson an annual salary of $350,000 per year, subject to periodic increase upon the recommendation of the Compensation Committee of the Board; (ii) pay Mr. Davidson an annual bonus of at least one-half of his annual salary for each year that Mr. Davidson fully met certain objective performance goals, or, if Mr. Davidson did not fully meet such performance goals, an annual bonus in an amount to be determined by the Board in its sole discretion; and (iii) make loans to Mr. Davidson not to exceed an aggregate of $400,000, including loans made under Mr. Davidson's previous employment agreement, the principal purpose of which was, or would be, to enable Mr. Davidson to pay any federal income taxes associated with the exercise by him of stock options to purchase shares of Common Stock. In 1998, Mr. Davidson's employment agreement was amended to provide that the Company would make loans to Mr. Davidson in an amount up to an aggregate of $500,000, in order to allow Mr. Davidson to exercise additional options that were set to expire in 1998 and to pay the taxes associated therewith and with respect to the interest imputed on the loan. As a general rule, the Committee believes that it is important for Mr. Davidson to be able to acquire all shares of Common Stock for which he has options without having to sell shares of Common Stock to pay the exercise price and related taxes. The Committee believes that this more closely aligns Mr. Davidson's interests with those of the Company's stockholders.

  Mr. Davidson was compensated pursuant to the terms of the employment agreement, as discussed above, in fiscal 1998. In addition to the annual salary provided by the agreement, Mr. Davidson was eligible for the annual bonus. The Committee determined, without participation by Mr. Davidson, that the annual bonus for Mr. Davidson for fiscal 1998 should be $192,500, which is 55% of Mr. Davidson's annual salary. A number of factors and considerations were relevant to the Committee in making this determination. Mr. Davidson's performance was measured against objective revenue and earnings targets previously agreed upon by the Committee. In addition to the foregoing, the Committee referred to a number of reports concerning executive compensation to reinforce its belief that the compensation level of the Company's executive officers would be slightly below the median of executive officers of comparable companies and to facilitate the Company's profitability and competitiveness. These reports included (i) 1997 Top Five Data Service Report on Executive Compensation in the Medical/Dental Equipment & Supply Industry; (ii) 1997 Management Compensation Survey Report, Health Industry Manufacturers Association; (iii) 1997 Executive Compensation Survey, William M. Mercer/American Electronics Association; (iv) 1998 Compensation Survey, Salary Retrieval Information System, Organization Resources Counselors, Inc.; (v) 1998 High Technology Executive Compensation Survey, Western Management Group; and (vi) 1997-98 Survey of Top Management Compensation, Watson Wyatt Executive Pay in Perspective. These references include companies that are not medical supply companies. The Committee believes that the surveys that were used in considering Mr. Davidson's compensation are superior to a survey of only publicly-traded medical supply companies for that purpose, since a significant number of medical supply companies are not publicly-traded, and the surveys used include data on non-medical companies that the Committee believes are comparable to the Company for this purpose.

  Compensation of Other Executive Officers. Following the end of each fiscal year, the Committee, based upon the recommendation of Mr. Davidson, determines the salary and bonus of all other executive officers of the Company. Mr. Davidson bases his recommendation upon a review of the performance of the executive officers for such fiscal year. The fiscal 1998 base salaries of the Named Executives other than Mr. Davidson were increased to a level that the Committee and Mr. Davidson believes is slightly below the median of executive officers of comparable companies. Until fiscal 1996, the Company had not historically paid any significant cash bonuses to executive officers other than to Mr. Davidson under his employment agreement. The Compensation Committee determined to implement an informal bonus plan beginning in fiscal 1996 for the other Named Executives that resembled Mr. Davidson's bonus arrangement under his employment agreement (providing for a bonus of approximately one-half of annual salary if the executive met certain objective performance goals) to ensure that other key executives were given similar incentives and received cash remuneration more in line with competitive companies. Other than salary and contributions by the Company to the 401(k) plan on behalf of participating executive officers, the only additional recurring compensation historically available to executive officers has been stock options.

  Stock Option Grants. Mr. DePriest and Dr. Martin, as the members of the Stock Option Committee, determine all grants of options under the Company's Employee Stock Option Plans each year. In determining the allocation of shares among the executive officers and other employees, the Stock Option Committee uses the same general criteria used by the Committee in determining other compensation and relies on the recommendations of Company management for all employees other than Mr. Davidson. After the end of each fiscal year, Mr. Davidson provides recommendations to the Stock Option Committee regarding the grant of stock options to executive officers and other employees, based upon the officer's or employee's position and responsibilities, recommendations received from other members of the Company's management, and Mr. Davidson's assessment of such officer's or employee's performance and relative contributions to the Company as compared to other officers and employees during the fiscal year.

  Deferred Compensation Plan and Executive Continuity Agreements.

  In the latter part of fiscal 1998, the Committee approved the adoption of a nonqualified deferred compensation plan (the "Plan") for senior executives to be selected by the Board each year, as well as Executive Continuity Agreements between the Company and certain senior executives. The Committee believed that, due to the growth of the Company, the associated increase in the responsibilities of its senior executives, and the consolidation occurring within the industry, these additional benefits for senior executives were advisable to keep the Company's benefit package competitive and to provide incentives to its senior executives to remain in the employ of the Company.

  The terms of the Plan are described above under the caption "Deferred Compensation Plan." The Committee's intent in adopting this Plan was to provide an additional benefit, which the Committee believes is becoming fairly standard for companies like the Company, to the Company's senior executives. The Committee believes that both the tax advantages of the Plan and the Company's matching contributions provide an incentive to participants to remain in the employ of the Company and to provide for their retirement.

  The terms of the Executive Continuity Agreements are described above under the caption "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." The Committee's intent in entering into these agreements with its senior executives was to ensure that such executives had an incentive to remain in the Company's employ in the event that a hostile takeover of the Company were attempted or in the event that the Board of Directors were to instruct management to enter into negotiations relating to a transaction that might result in a change in control of the Company, and the loss of such executives' jobs, which transaction the Board believed to be in the best interests of the shareholders.


                                            COMPENSATION COMMITTEE

                                            Richard O. Martin, Ph.D., Chairman
                                            Kenneth W. Davidson
                                            Donald R. DePriest

Performance Graph

  The following table shows a comparison of the five-year cumulative total return to shareholders for Maxxim Common Stock, the Dow Jones Global U.S. Index (formerly known as the Dow Jones Equity Market Index), the Dow Jones Medical Supplies Index, the Russell 2000 Index and the Russell 2000 Health Care Index, assuming $100 investing in each on November 1, 1993. The Company intends to replace the Dow Jones Indexes with the Russell 2000 Indexes in 1999 due to its inclusion in the Russell 2000 Index in fiscal 1998 and its belief that Russell Indexes more closely reflects the Company's peer group.


                             [GRAPH APPEARS HERE]

                             MAXXIM MEDICAL, INC.
                      5-Year Total Returns Ending 10/31

                                    Total Return %
Index                          1993      1994      1995       1996        1997        1998
--------------------------------------------------------------------------------------------
Russell 2000                    100     100       118        138         178         157

Russell 2000 Health Care        100     100       119        124         149         127

Dow Jones Global US             100     103       131        162         215         261

Dow Jones Medical Supplies      100     125       210        234         330         447

Maxxim Medical                  100     72         77         77         123         139


Security Ownership of Management and Others

  The following table sets forth, as of February 12, 1999, information as to the beneficial ownership of the Company's Common Stock by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock, (ii) each person serving the Company as a Director on such date and each nominee for Director, (iii) each person serving the Company as an executive officer on such date who qualifies as a "named executive officer" as defined in Item 402(a)(3) of Regulation S-K under the Securities Exchange Act of 1934, and (iv) all of the Directors and executive officers of the Company as a group.

                                                                       Shares Beneficially Owned
                                                                    -------------------------------
Beneficial Owner (1)                                                  Number              Percent
--------------------                                                ----------          -----------
Peter G. Dorflinger                                                   419,936  (2)          2.9
Kenneth W. Davidson                                                   388,368  (3)          2.7
Ernest J. Henley, Ph.D.                                               326,949  (4)          2.3
Peter M. Graham                                                       188,900  (5)          1.3
David L. Lamont                                                       144,650  (6)          1.0
Alan S. Blazei                                                        121,083  (7)            *
Henry T. DeHart III                                                    81,100  (8)            *
Jack F. Cahill                                                         79,160  (9)            *
Richard O. Martin, Ph.D.                                               20,000 (10)            *
Martin Grabois, M.D.                                                   19,000 (11)            *
Henk R. Wafelman, Ing                                                   9,000 (12)            *
Donald R. DePriest                                                      8,000 (13)            *
All executive officers and Directors as a group (15 persons)        1,877,993              12.6

_________________

  * Less than 1%

(1) The address for all executive officers and Directors is 10300 49/th/ Street North, Clearwater, Florida 33762.
(2) Includes 9,100 shares held of record and 410,836 shares purchasable under options exercisable within 60 days after February 12, 1999. Mr. Dorflinger is the former Vice President and General Counsel of Sulzer Intermedics, Inc., a subsidiary of Sulzer Medica USA, Inc., and holds a fully exercisable option to purchase all of the 397,836 shares held of record by Sulzer Medica USA, Inc.
(3) Includes 241,368 shares owned of record by a family limited partnership controlled by Mr. Davidson and 147,000 shares purchasable under currently exercisable options.
(4) Includes 321,949 shares owned of record by Dr. Henley and 5,000 shares purchasable under options exercisable within 60 days after February 12, 1999.
(5) Includes 70,500 shares owned of record by Mr. Graham, 4,200 shares of which Mr. Graham exercises voting and investment control as trustee and 114,200 shares purchasable under currently exercisable options.
(6) Includes 57,250 shares owned of record by Mr. Lamont and 87,400 shares purchasable under currently exercisable options.
(7) Includes 44,350 shares owned of record by Mr. Blazei, 333 shares over which Mr. Blazei's spouse exercises voting and investment control as custodian and 76,400 shares purchasable under currently exercisable options.
(8) Includes 39,900 shares owned of record by Mr. DeHart and 41,200 shares purchasable under currently exercisable options.
(9) Includes 44,000 shares owned of record by Mr. Cahill and 35,160 shares purchasable under currently exercisable options.
(10) Includes 7,000 shares owned of record by Dr. Martin and 13,000 shares purchasable under options exercisable within 60 days after February 12, 1999.
(11) Includes 6,000 shares owned of record by Dr. Grabois and 13,000 shares purchasable under options exercisable within 60 days after February 12, 1999.

(12) Includes 4,000 shares owned of record by Mr. Wafelman and 5,000 shares purchasable under options exercisable within 60 days after February 12, 1999.
(13) Includes 3,000 shares owned of record by Mr. DePriest and 5,000 shares purchasable under options exercisable within 60 days after February 12, 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, certain officers and beneficial owners of 10% or more of the Company's Common Stock are required from time to time to file with the Commission reports on Form 3, 4, or 5, relating principally to transactions in Company securities by such persons. Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during its fiscal year 1998 and thereafter, Form 5 and amendments thereto furnished to the Company with respect to its fiscal year 1998, and any written representations received by the Company from a Director, officer or beneficial owner of more than 10% of the Common Stock ("reporting persons") that no Form 5 is required, the Company believes that the following reporting persons failed to file on a timely basis the following reports required by Section 16(a) of the Securities Exchange Act of 1934 during the Company's 1998 fiscal year. Dr. Grabois filed one late report disclosing one exercise of options for Common Stock. Mr. Davidson filed one late report disclosing one exercise of options for Common Stock and one late report disclosing a change in ownership from
direct to indirect.   Mr. Lamont filed one late report disclosing one exercise
of options for Common Stock.   Mr. Wafelman filed two late reports disclosing
three sales of Common Stock and one late report disclosing one exercise of options for Common Stock.

Certain Relationships and Related Party Transactions

     Senior Management Stock Purchase Plan. On May 9, 1997, the Board of Directors approved the Senior Management Stock Purchase Plan (the "Stock Purchase Plan"). Under the Stock Purchase Plan, a total of 400,000 shares of Common Stock (the "Shares") were made available for purchase by executive officers or persons deemed to be key employees of the Company (the "Participants") at a price of $13.00 per share, which was the closing sale price per share of the Common Stock on the New York Stock Exchange on April 30, 1997. Payment for the Shares was made by means of a full recourse promissory note from each Participant ("Promissory Note"), the payment of which is also secured by a pledge of the Shares. The Promissory Notes are non-interest bearing until their due date. If they are not paid when due, the Promissory Notes bear interest at the highest maximum legal rate, or if no maximum rate is established under applicable law, then 18% per year. All 400,000 shares were subscribed for and purchased by the Participants in May 1997. The executive officers of the Company purchased the number of shares set forth in the table below, with the remaining shares being purchased by other officers and key employees.

                                                                           Original and Current
Name                                            Shares Purchased         Balance of Promissory Note
----                                            ----------------         --------------------------
Kenneth W. Davidson.........................     100,000 shares                 $1,300,000
Peter M. Graham.............................      50,000 shares                    650,000
Jack F. Cahill..............................      44,000 shares                    572,000
David L. Lamont.............................      39,000 shares                    507,000
Alan S. Blazei..............................      39,000 shares                    507,000
Henry T. DeHart.............................      39,000 shares                    507,000
Joseph D. Dailey............................      28,000 shares                    364,000
Rob W.  Beek................................      12,000 shares                    156,000
Suzanne R. Garon...........................       7,000 shares                     91,000

  The Promissory Notes are due on May 23, 2000, provided that the Participant remains in the employ of the Company until such date. If the employment of the Participant with the Company is terminated for any reason other than Participant's death at any time prior to the payment in full of the Participant's Promissory Note, then the maturity date of the Promissory Note is accelerated as follows: (a) if the Participant's employment with the Company is terminated for cause, then the due date of the Promissory Note is immediately accelerated to the effective date of termination established by the Company;
(b) if the Participant's employment with the Company is terminated by the Company without cause, or by the Participant or the Company because of a change in control of the Company, or if his health shall become impaired to an extent that makes his continued performance of his duties hazardous to his physical or mental health or his life, then the due date of the Promissory Note is immediately accelerated to the date that is six months after the effective date of termination established by the Company, but in no event later than the stated due date under the Promissory Note; and (c) if the Participant's employment with the Company is terminated voluntarily by the Participant, then the due date of the Promissory Note is immediately accelerated to the date that is three months after the effective date of termination established by the Company, but in no event later than the stated due date under the Promissory Note.

  If the Participant sells his Shares prior to the expiration of three years from the effective date of the sale of the Shares to him for any reason other than pursuant to a change in control of the Company, or a merger, acquisition or other corporate transaction pursuant to which the Shares are effectively sold, converted or transferred by operation of law, then 50% of any gain realized by the Participant upon such sale will be forfeited and paid over to the Company immediately upon such sale. The purpose of this forfeiture provision is to further and promote the purpose of the Stock Purchase Plan, and will not be applicable to the sale of Shares by the heirs or legal representatives of a Participant in the event of his death.

  Loans to Kenneth W. Davidson. Effective November 1, 1997, the Company entered into an employment agreement with Kenneth W. Davidson, Chairman of the Board, Chief Executive Officer and President of the Company, which employment agreement replaced an employment agreement dated effective November 1, 1994, which expired on October 31, 1997. Among other things, the agreement requires the Company to make a loan or loans (collectively "Loans") to Mr. Davidson not to exceed an aggregate of $400,000, including loans made under Mr. Davidson's previous employment agreement, the principal purpose of which was, or would be, to enable Mr. Davidson to pay any federal income taxes associated with the exercise by him of stock options to purchase shares of Common Stock. In 1998, Mr. Davidson's employment agreement was amended to provide that the Company would make loans to Mr. Davidson in an amount up to an aggregate of $500,000. Each Loan made to Mr. Davidson under the previous employment agreement, and any new Loans made under the new employment agreement, are non-interest bearing, unsecured and are repayable in ten equal annual installments, on the third through twelfth anniversaries of the date of such Loan. During fiscal 1998, the highest amount due to the Company from Mr. Davidson under the outstanding Loans was $500,000. The total amount outstanding under the Loans at January 31, 1999 was $500,000. Mr. Davidson was, during fiscal 1998, and at January 31, 1999, current in all of his repayment obligations under the Loans. See "Employment Contracts" above.


           APPROVAL OF 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                                  (Proposal 2)

  On December 9, 1998, the Board approved the 1999 Non-Employee Directors'
Stock Option Plan (the "1999 Directors' Plan"), conditioned upon the approval by the Company's shareholders at the Meeting. The purpose of the 1999 Directors' Plan is to assist the Company in attracting and retaining qualified and competent persons for service as members of the Board. Drs. Henley, Grabois and Martin and Messrs. DePriest, Dorflinger and Wafelman are currently the only persons who are eligible to participate in the 1999 Directors' Plan. The grant of options to non-employee Directors is non-discretionary under the 1999 Directors' Plan, and each non-employee Director of the Company will be granted an option to purchase 10,000 shares of Common Stock under the Plan effective as of April 9, 1999, provided that such Director is re-elected at the Annual Meeting held on such date and provided that the 1999 Directors' Plan is approved at the Annual Meeting. In addition, in the event that any person is elected as a Director of the Company for the first time at any Annual Meeting of Shareholders after the Annual Meeting, such person will be entitled to an option to purchase 10,000 shares of Common Stock under the 1999 Directors' Plan. The 1999 Directors' Plan will automatically terminate effective on the date of the 2003 Annual Meeting.

  The Board has authorized the reservation of 80,000 shares of Common Stock of the Company for issuance in accordance with the provisions of the 1999 Directors' Plan. Shares of Common Stock to be delivered under the provisions of the 1999 Directors' Plan are to be issued by the Company from its authorized but unissued shares of Common Stock. The 1999 Directors' Plan is evidenced by a formal written plan. The shares subject to the options to be granted to the six persons named above are not set forth in the Security Ownership table included in this Proxy Statement because (i) the grant of such options under the 1999 Directors' Plan remains subject to the approval of the Company's shareholders at the Meeting and (ii) such options will not be exercisable until April 9, 2000.

  The Options granted under the 1999 Directors' Plan to the six current non-employee Directors will be exercisable at 85% of the closing price of the Company's Common Stock on the New York Stock Exchange on April 9, 1999. Options granted under the 1999 Directors' Plan to new non-employee Directors will be exercisable at a price per share equal to 85% of the closing price of the Company's Common Stock on the New York Stock Exchange on the date on which such new Director is elected to such position.

  Only Directors of the Company who are neither employees or executive officers of the Company are eligible to receive options under the 1999 Directors' Plan. All options granted under the 1999 Directors' Plan will be first and fully exercisable after the first anniversary of the first annual meeting of the shareholders of the Company held after the grant of such option (if such grant date is the date of an annual shareholders' meeting, then one year after such date) (the "Vesting Date"), provided that such date the optionee has served as a Director of the Company at all times from the date of grant up to the date preceding the Vesting Date, except that if for any reason a Director ceases to serve as a Director, the options will terminate on the earlier of their expiration date or the first anniversary of the date on which the Director ceased to serve as a Director. Options granted under the 1999 Directors' Plan become exercisable in full automatically upon any change in control of the Company, including (but not limited to) an acquisition by any person of 40% or more of the voting power of the stock of the Company, a change in the majority of the members of the Board at a meeting of the shareholders of the Company, or a merger in which the shareholders of the Company own less than 50% of the ownership in the surviving entity. Options granted under the 1999 Directors' Plan are not transferable, except by will or by the laws of descent and distribution.

  All options granted under the 1999 Directors' Plan are conditioned upon the approval of the 1999 Directors' Plan by the shareholders of the Company at the Meeting and both the Plan and all options intended to be granted under the Plan will automatically terminate if such approval is not received. No other options have been issued to non-employee Directors other than as described above under "Management Director Compensation."

  On February 12, 1999 the last reported sales price per share of Common Stock on the New York Stock Exchange was $26.25.

Federal Income Tax Consequences

  All options granted under the 1999 Directors' Plan will be non-statutory options, not entitled to special tax treatment under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") or otherwise. The following is a summary of the current Federal income tax rules related to the grant and exercise of nonqualified stock options ("NQSO").

  A grantee of a NQSO will not recognize taxable income upon the grant of the option. Upon a grantee's exercise of a NQSO, (1) the grantee will recognize ordinary income in an amount equal to the difference between the exercise price of the shares purchased pursuant to the NQSO and their fair market value on the exercise date, and (2) the Company will be entitled to a tax deduction in an amount equal to such difference.

Value of 1999 Director Options Granted

  Set forth below is a summary table as to the dollar value of options granted under the 1999 Non-Employee Directors' Stock Option Plan, subject to shareholder approval.

1999 Non-Employee Directors' Stock Option Plan

                                                                                     Number of Shares
                                                                                     of Common Stock
                                                                                     Underlying 1999
                                                         Dollar Value              Director Options (2)
                                                         ------------              --------------------
Non-Employee Directors as a Group................            (1)                          60,000

________________

(1) Dollar value on the date of grant is presently undeterminable as it will be valued at 85% of the closing price of the Company's Common Stock on the New York Stock Exchange on April 9, 1999.
(2)  Options to be granted April 9, 1999, subject to shareholder approval.

Board Recommendation

  The Board believes that the adoption of the 1999 Directors' Plan is in the best interest of the Company and its shareholders. The Board therefore recommends a vote FOR approval of the 1999 Non-Employee Directors' Stock Option Plan, and it is intended that the proxies not marked to the contrary will be so voted.

  The affirmative vote of a majority of the shares of Common Stock represented at the Meeting, in person or by proxy, is required for approval of the 1999 Directors' Plan, provided that the total votes cast on the proposal (including abstentions) represents more than 50% of the total number of shares of Common Stock outstanding on the Record Date. Broker non-votes will be disregarded.


                  APPROVAL OF 1999 EMPLOYEE STOCK OPTION PLAN
                                  (Proposal 3)

  On October 15, 1998, the Board of Directors approved the 1999 Employee Stock Option Plan (the "1999 Employee Plan"), conditioned upon approval by the Company's shareholders. Options may be granted pursuant to the 1999 Employee Plan only to persons employed by the Company, or any parent or subsidiary of the Company. There are currently approximately 5,200 persons eligible to participate in the Employee Plan. The purpose of the 1999 Employee Plan is to secure for the Company and its shareholders the benefits that flow from providing certain employees with the incentive to further the business of the Company inherent in Common Stock ownership.

  The Company also maintains the 1992 Employee Stock Option Plan, the 1995 Employee Stock Option Plan and the 1997 Employee Stock Option Plan covering an aggregate of 1,512,000 shares. Only minimal shares of Common Stock remain available for option grants under any of these plans. The Board adopted the 1999 Employee Plan to make an additional 500,000 shares of Common Stock available for the grant of options that the Board expects to make over the next several years. As of February 12, 1999, no options had been granted under the 1999 Employee Plan.

  The 1999 Employee Plan provides for the granting of options to purchase a total of not more than 500,000 shares of Common Stock, which shares have been reserved for issuance under the 1999 Employee Plan. Shares to be issued under the 1999 Employee Plan are to be issued by the Company from its authorized but unissued shares of Common Stock. All options to be granted under the 1999 Employee Plan are conditioned upon the approval of the 1999 Employee Plan by the shareholders of the Company and will not be granted if such approval is not received.

  Options granted under the 1999 Employee Plan are required to be exercisable at a price of not less than 85% of the fair market value per share of Common Stock on the effective date of the option grant. Options granted are exercisable as to twenty percent of the underlying shares on each of the first through fifth anniversaries of the effective date of grant of such option and expire as to any shares not purchased on or prior to October 15, 2008, as determined by the Board at the time of grant. Options granted under the 1999 Employee Plan, however, become exercisable in full automatically upon any change in control of the Company, as defined, including (but not limited to) an acquisition by any person of 40% or more of the voting power of the stock the Company, a change in the majority of the members of the Board at a meeting of the shareholders of the Company, or a merger in which the shareholders of the Company own less than 50% of the ownership in the surviving entity. Options granted under the 1999 Employee Plan are not transferable, except by will, or by the laws of descent and distribution.

  The 1999 Employee Plan is administered by a stock option committee (the "Committee"), which is required to consist of two or more persons who are disinterested persons within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. This Committee currently consists of Dr. Martin and Mr. DePriest. The Committee has complete discretion in granting options under the 1999 Employee Plan. The Board of Directors may from time to time alter, amend, suspend or discontinue the 1999 Employee Plan and make rules for its administration. The 1999 Employee Plan will automatically terminate effective October 15, 2003.

  On February 12, 1999, the last reported sales price for shares of Common Stock on the New York Stock Exchange was $26.25.

Federal Income Tax Consequences

  All options granted under the 1999 Employee Plan will be non-statutory options, not entitled to special tax treatment under Section 422A of the Code or otherwise, subject to the same treatment as the options granted under the 1999 Directors' Plan. See "APPROVAL OF 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN Federal Income Tax Consequences."

Board Recommendation

  The Board believes that the adoption of the 1999 Employee Plan is in the best interest of the Company and its shareholders. The Board of Directors therefore recommends a vote FOR approval of the 1999 Employee Plan, and it is intended that proxies not marked to the contrary will be so voted.

  The affirmative vote of a majority of the shares of Common Stock represented at the Meeting, in person or by proxy, is required for approval of the 1999 Employee Plan, provided that the total votes cast on the proposal (including abstentions) represents more than 50% of the total number of shares of Common Stock outstanding on the Record Date. Broker non-votes will be disregarded.

                       RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                  (Proposal 4)

  The Company engaged the firm of KPMG LLP, independent certified public accountants, to report upon the financial statements included in the Annual Report submitted herewith. A representative from said firm will be in attendance at the Meeting, will have the opportunity to make a statement if desired, and will be available to respond to any questions from those in attendance. The Company is seeking ratification of the appointment of KPMG LLP as the Company's independent certified public accountants to report upon its 1998 financial statements by the shareholders at the Meeting. Shareholder approval of the Company's independent certified public accountants is not required by the Company's By-Laws or otherwise. The Board of Directors has elected to seek such ratification as a matter of good corporate practice and unanimously recommends that you vote "FOR" such ratification and it is intended that proxies not marked to the contrary will be so voted. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors for future reports upon recommendation of the Audit Committee.

                                 OTHER BUSINESS

  Management of the Company does not know of any other business that may be presented at the Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment, provided that the Company had not received proper notice of such matter prior to January 6, 1999.

                           SHAREHOLDER PROPOSALS FOR
                    PRESENTATION AT THE 2000 ANNUAL MEETING

  The Board of Directors requests that any shareholder proposals intended for presentation at the 2000 Annual Meeting be submitted to Peter M. Graham, Secretary, in writing no later than October 31, 1999, for consideration for inclusion in the Company's proxy materials for such meeting.

  Members of the Company's proxy committee will have discretionary voting authority with respect to all shares represented by proxies held by them at the 2000 Annual Meeting for any matters raised at that meeting about which the Company does not receive proper notice prior to January 16, 2000.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY TO ENSURE THAT A QUORUM WILL BE PRESENT AT THE MEETING. THEREFORE, SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

  PLEASE NOTE: IF YOUR SHARES ARE HELD IN STREET NAME BY A BROKERAGE FIRM, BANK OR OTHER NOMINEE, SUCH NOMINEE WILL SUPPLY YOU WITH A PROXY TO BE RETURNED DIRECTLY TO IT. IT IS IMPORTANT THAT YOU RETURN THE FORM TO THE NOMINEE AS QUICKLY AS POSSIBLE SO THAT IT MAY VOTE YOUR SHARES. YOU MAY NOT VOTE SUCH SHARES IN PERSON AT THE MEETING UNLESS YOU OBTAIN A POWER OF ATTORNEY OR LEGAL PROXY FROM THE NOMINEE AUTHORIZING YOU TO VOTE THE SHARES, AND YOU PRESENT THIS POWER OF ATTORNEY OR PROXY AT THE MEETING.


                                    By Order of the Board of Directors



                                    Peter M. Graham,
                                    Secretary

Dated:  March 1, 1999

                              MAXXIM MEDICAL, INC.
                            10300 49th Street North
                           Clearwater, Florida 33762

     Proxy for the Annual Meeting of Shareholders to be held April 9, 1999.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby designates and appoints Peter M. Graham, David L. Lamont and Alan S. Blazei, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, $.001 par value per share, of Maxxim Medical, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Maxxim Medical, Inc., to be held at 10:00 a.m. Eastern Time on Friday, April 9, 1999, or at any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting.
1. ELECTION OF DIRECTORS
                 Nominees: Kenneth W. Davidson, Donald R. DePriest, Peter G.
                         Dorflinger, Martin Grabois, M.D., Ernest J. Henley,
                       Ph.D., Richard O. Martin, Ph.D., and Henk R. Wafelman,
                                                Ing.
    [_]FOR ALL NOMINEES LISTED             [_]WITHHOLD AUTHORITY TO
       ABOVE (except as marked                VOTE FOR ALL NOMINEES
       to the contrary below)                 LISTED ABOVE
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
--------------------------------------------------------------------------------
2. To approve the adoption of the 1999 Non-Employee Directors' Stock Option
   Plan and the issuance to non-employee directors thereunder of options to purchase an aggregate of 60,000 shares of Common Stock of the Company.
                  [_]  FOR          [_]  AGAINST      [_]  ABSTAIN
3. To approve the adoption of the 1999 Employee Stock Option Plan
                  [_]  FOR          [_]  AGAINST      [_]  ABSTAIN
                    (Please sign and date on reverse side.)

                          (Continued from other side)
4. To ratify the appointment of KPMG LLP as the Company's independent auditors for fiscal year 1998.
                  [_] FOR           [_] AGAINST       [_] ABSTAIN
5. In their discretion, on such other business as may properly come before the Meeting.
             PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
            PROMPTLY IN THE ENCLOSED ENVELOPE EVEN IF YOU
                     PLAN TO ATTEND THE MEETING.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.
The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.
                                           Dated: _____________________________
                                           ------------------------------------
                                           Signature of Shareholder
                                           ------------------------------------
                                           Signature of Shareholder
                                           Please sign Proxy exactly as your
                                           name appears on your stock certifi-
                                           cate(s). JOINT OWNERS SHOULD EACH
                                           SIGN PERSONALLY. When signing as
                                           attorney, executor, administrator,
                                           trustee, guardian, partner or cor-
                                           porate officer, please give your
                                           full title as such.

                             MAXXIM MEDICAL, INC.

                1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


     THIS 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (this "Plan") is adopted by the Board of Directors (the "Board of Directors") of MAXXIM MEDICAL, INC., a Texas corporation (the "Company"), effective this 9th day of April, 1999 (the "Adoption Date").

                             W I T N E S S E T H:

     WHEREAS, the Company believes that allowing certain non-employee directors of the Company to obtain shares of common stock, $.001 par value ("Common Stock"), of the Company by granting stock options as hereinafter provided is beneficial to the initial and continued success of the Company;

     NOW, THEREFORE, the Company agrees to provide for the granting of stock options to the non-employee directors of the Company, subject to the following conditions and provisions:

     1.  Purpose. The purpose of this Plan is to secure for the Company and its
         -------
stockholders the benefits that flow from providing its non-employee directors with the incentive inherent in common stock ownership. The Company recognizes that a stock option plan may allow the Company to attract and retain qualified and competent persons for service as members of the Company's Board of Directors because of the opportunity offered to acquire a proprietary interest in the business of the Company.

     2.  Amount of Stock. The total number of shares of Common Stock to be
         ---------------
subject to options granted pursuant to this Plan shall not exceed 80,000 shares. This total number of shares shall be subject to appropriate and automatic increase or decrease under Section 11 of this Plan (without the need for further action on the part of the Board of Directors of the Company), in the event of a stock dividend, or upon a subdivision, split-up, combination or reclassification of, the shares purchasable under such options, as contemplated in Section 11.

     3.  Eligibility and Participation. Options may be granted pursuant to this
         -----------------------------
Plan only to non-employee directors of the Company (such non-employee directors being hereinafter sometimes called "directors"). Directors who are employees of the Company or a parent or a subsidiary of the Company shall not be eligible to participate in this Plan. The holder of any option granted pursuant to this Plan shall not have any of the rights of a shareholder with respect to the shares covered by the option until one or more certificates for such shares shall be delivered to him upon the due exercise of the option.

     4.  Option Agreement. The terms and provisions of each option granted under
         ----------------
this Plan shall be as set forth in a Non-Employee Director Stock Option Agreement (hereinafter called an "Option Agreement"), between the Company and the director receiving such option in form and content substantially similar to the Option Agreement attached hereto as EXHIBIT A.

     5.  Options Shares.  On the Adoption Date, the Company shall grant to each
         --------------
director an option to purchase 10,000 shares of Common Stock, subject to the provisions of Section 16 hereof. In addition, on the date that any new director is elected at an annual meeting of the shareholders of the Company during the term of this Plan, the Company shall grant to each such new director an option to purchase 10,000 shares of Common Stock.

     6.  Price. The purchase price per share of Common Stock purchasable under
         -----
options granted pursuant to this Plan on the Adoption Date shall be eighty-five percent (85%) of the opening price per share of the Common Stock on the New York Stock Exchange on the Adoption Date. The purchase price per share of Common Stock purchasable under options granted pursuant to this Plan after the Adoption Date shall be eighty-five percent (85%) of the opening price per share of the Common Stock on the New York Stock Exchange, or such other exchange as the Common Stock may then be traded, on the day such options are granted. The full purchase price of shares purchased shall be paid upon exercise of the option. The purchase price per share shall be subject to adjustment under Section 11 of this Plan.

     7.  Exercise Period. All shares of Common Stock purchasable under any
         ---------------
option granted under this Plan will be purchasable after the first anniversary of the first annual meeting of the shareholders of the Company held after the grant of such option, provided that if the option is granted on the date of an annual shareholders' meeting, such shares will be purchasable after the next annual shareholders' meeting, and further provided that the director holding such option must have served as a director of the Company at all times from the date of grant.

     8.  Option Period. The period of time within which options granted pursuant
         -------------
to this Plan must be exercised shall be a period of three (3) years after such option first becomes exercisable. The actual expiration date stated in an Option Agreement is hereinafter called the "Expiration Date."

     9.  Termination. Each Option Agreement will provide that:
         -----------

          (a) If the director for any reason whatsoever, other than death or permanent and total disability, as defined in (b) below, ceases to be a director of the Company, the option may be exercised by the director within one (1) year after the date of such termination, but in no event later than the Expiration Date.

          (b) If the director becomes permanently and totally disabled, as hereinafter defined, while serving as a director of the Company, the option will automatically become exercisable in full and may be exercised by the director at any time before one (1) year after the date of disability or the Expiration Date, whichever is earlier.

          "Permanently and totally disabled" means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In the absence of any specific requirements for this determination, the decision of the Board of Directors of the Company, as aided by any physicians designated by the Board of

     Directors shall be conclusive, and the Board of Directors shall send written notice to the director of the determination that he has become permanently and totally disabled.

          (c) In the event that the director dies while serving as a director of the Company, the option will automatically become exercisable in full and may be exercised by a legatee or legatees of the director under his will, or by his personal representatives or distributees, at any time before one
     (1) year after the date of death or the Expiration Date, whichever is earlier.

Nothing in (a), (b) or (c) shall extend the time for exercising any option granted pursuant to this Plan beyond the Expiration Date.

     10.  Assignability. Each Option Agreement shall provide that the option
          -------------
granted thereby shall not be transferable or assignable by the director in any form or fashion, and that the option may be exercised only by the director during his lifetime, or as otherwise expressly set forth in EXHIBIT A hereto.

     11.  Changes in Capital Structure. Each option granted pursuant to this
          ----------------------------
Plan shall provide that if the option shall, subject to Section 12, be exercised subsequent to any share dividend, stock split, reverse stock split, split-up, recapitalization, merger, consolidation, combination or exchange of shares, reorganization, or liquidation occurring after the date of the grant of the option, as a result of which shares of any class have been issued in respect of outstanding Common Stock or Common Stock has been changed into the same or a different number of shares of the same or another class or classes, then the director or directors so exercising the option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares that, if Common Stock (as authorized at the date of the grant of the option) had been purchased at the date of the grant of the option for the same aggregate price (on the basis of the price per share set forth in Section 6 hereof) and had not been disposed of, such director or directors would be holding, at the time of such exercise, as a result of such purchase and all such share dividends, stock split, reverse stock split, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, reorganizations, or liquidations; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

     12.  Change in Control. Notwithstanding anything in this Plan to the
          -----------------
contrary, in the event of a Change in Control (as defined below), the unexercised options outstanding under this Plan will automatically become exercisable in full as of the effective date of such Change in Control. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, any outstanding options hereunder may be terminated by the Company as of the effective date of such dissolution, liquidation, merger or consolidation by giving notice to each holder thereof of its intention to do so not less than ten
(10) days preceding such effective date and permitting the exercise until such effective date, or the Expiration Date if earlier, of all of such outstanding options. Notwithstanding the preceding sentence, if the Company is not the surviving corporation as a result of the Company being reorganized or merged or consolidated with another corporation while unexercised options are outstanding under this Plan, the surviving corporation may assume the unexercised options outstanding under this Plan or substitute new options in the surviving corporation for the outstanding options; provided, however, that the excess of the aggregate fair market value of the securities subject to the options immediately after the substitution or assumption over the aggregate option price of such shares is not less than the excess of the aggregate fair market value of the Common Stock subject to the outstanding option immediately before such substitution or assumption over the aggregate option price of such Common Stock. The existence of this Plan or of options granted hereunder shall not in any way prevent any Change in Control transaction, and no holder of options granted under this Plan shall have the right to prevent any such transaction.

     "Change in Control" of the Company means and shall be deemed to have occurred if and when (i) any "person" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors do not constitute a majority of the Board of Directors following such election; (iii) the shareholders of the Company approve the dissolution or liquidation of the Company; (iv) the shareholders of the Company approve an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not subsidiaries of the Company, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company (excluding from the term "former shareholders" a shareholder who is, or as a result of the transaction in question becomes, an "affiliate", as that term is used in the Securities Exchange Act of 1934 and the Rules promulgated thereunder, of any party to such merger, consolidation or reorganization); or (v) the shareholders of the Company approve the sale of substantially all of the Company's business and/or assets to a person or entity which is not a subsidiary of the Company.

     13.  Registration Rights. The directors shall have no registration rights
          -------------------
with respect to the shares of Common Stock issuable upon exercise of the options granted under this Plan.

     14.  Sale of Stock after Exercise of Option. Any director exercising any
          --------------------------------------
option under the terms of this Plan will be required to agree that, unless the shares obtained as a result of such exercise have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or may otherwise be sold pursuant to an available exemption from such registration under the Securities Act, such director will not dispose of any such shares thereafter without the prior approval of the Company.

     Unless the Company files a registration statement with respect to the shares issuable under the Plan, the Company shall require that a legend be placed on any share certificates issued through the exercise of any option granted under this Plan with respect to the foregoing restrictions. Such legend shall be placed either on the front or back of such share certificates and shall note that the shares are governed by this Plan.

     This Plan shall be kept at the registered office of the Company and shall be available for inspection by any appropriate party.

     15.  Amendment of the Plan. The Board of Directors may from time to time
          ---------------------
alter, amend, suspend or discontinue this Plan and make rules for its administration; provided, however, that the Plan may not be amended more than once every six (6) months, other than to conform to changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     16.  Shareholder Approval. This Plan will be submitted to the shareholders
          --------------------
of the Corporation for approval at the 1999 Annual Meeting of Shareholders and shall be approved by the affirmative vote of a majority of the outstanding shares of Common Stock of the Company voted at the Meeting, in person or by proxy, provided that the total vote cast on the proposal to adopt the Plan (including abstentions) represents more than 50% of the total number of shares of Common Stock outstanding on the record date set for the Meeting. In the event that the Plan is not so approved, the Plan and all options previously granted thereunder shall automatically terminate.

     17.  Termination Of Plan. Unless terminated earlier, this Plan shall
          -------------------
terminate effective the date of the 2003 Annual Meeting of Shareholders. Any option outstanding under this Plan at the time of the termination of this Plan shall remain in effect until such option shall have been exercised or the Expiration Date thereof occurs, whichever is earlier.

     18.  Exhibits. EXHIBIT A (attached) is hereby incorporated into this Plan
          --------
by reference.

                                  EXHIBIT "A"

                             MAXXIM MEDICAL, INC.

                 NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT


     THIS NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT (this "Agreement"), effective as of __________________, _____ (the Effective Date"), by and between MAXXIM MEDICAL, INC., a Texas corporation (the "Company"), and ______________ , an individual residing in ___________________ (the "Optionee");

                             W I T N E S S E T H:

     WHEREAS, the Optionee is a member of the Board of Directors of the Company but is neither an employee nor an executive officer of the Company on the effective date hereof; and

     WHEREAS, in consideration of the Optionee's past service to the Company and to provide the Optionee with additional incentive to remain as a director of the Company, the Company has agreed to grant the Optionee options to purchase shares of common stock, $.001 par value ("Common Stock"), of the Company; and

     WHEREAS, by granting the Optionee options to purchase shares of Common Stock pursuant to the terms of this Agreement, the Company intends to carry out the purposes set forth in the 1999 Non-Employee Directors' Stock Option Plan of the Company (the "Plan") adopted by the Board of Directors of the Company (the "Board of Directors"); and

     WHEREAS, the Company and the Optionee desire to set forth the terms and conditions of such options to purchase Common Stock;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1.  Grant of Option. The Company hereby grants to the Optionee the option
         ---------------
(the "Option") to purchase all or any part of an aggregate of Ten Thousand (10,000) shares of Common Stock (such shares, as increased or decreased in accordance with Section 8 hereof, being referred to herein as the "Option Shares") for a purchase price of $_______________ per share (the "Exercise Price"), upon the additional terms and conditions hereinafter set forth.

     2.  Availability of Option Shares and Term of Option. The Option shall be
         ------------------------------------------------
fully exercisable after the first anniversary of the first annual meeting of the shareholders of the Company held after the grant of such option, provided that if the option is granted on the date of an annual shareholders' meeting, such shares will be purchasable after the next annual shareholders' meeting (the "Vesting Date"), and provided further that such vesting is expressly conditioned upon the Optionee having served as a director of the Company at all times from the date of grant up to the date preceding the Vesting Date. The Option shall expire and terminate as to any Option Shares not purchased by the Optionee on or prior to the expiration of three years from the Vesting Date (the "Expiration Date"), subject to earlier termination as set forth in Section 13.

     3.  Method of Exercising the Option. Subject to the limitations contained
         -------------------------------
in Section 2, the Option shall be exercised by the Optionee delivering to the Company, on or prior to the Expiration Date or the date of any earlier termination pursuant to Section 13 (i) written notice from the Optionee stating that the Optionee is exercising the Option, and specifying the number of Option Shares that the Optionee desires to purchase ("Notice"), and (ii) a check payable to the order of the Company in an amount equal to the then current Exercise Price multiplied by the number of Option Shares that the Optionee has indicated he desires to purchase in the Notice (the "Payment"). The Option may be exercised as to all, or any whole number, of the Option Shares exercisable as of the date of the Notice. The failure of the Optionee to exercise the Option as to all of the Option Shares available for exercise as of the date of the Notice shall not be deemed to be a waiver or forfeiture of the Optionee's right to later exercise the Option as to any Option Shares not previously purchased. For purposes of Section 2 hereof, the exercise of the Option to purchase the Option Shares specified in the Notice shall be deemed to have taken place on the date that Notice and Payment are actually received by the Company in accordance with this Section 3.

     4.  Transferability of Option. The Option shall be exercisable (i) during
         -------------------------
the Optionee's lifetime only by the Optionee, or his guardian or legal representative, or (ii) in the event of his death, by his heirs or legatees in accordance with his will or the laws of descent and distribution (but only to the extent the Option would be exercisable by the Optionee under Section 2 or as set forth in Section 13), and shall not otherwise be transferable or assignable, in whole or in part.

     5.  Payment of Taxes upon Exercise. The Optionee understands and
         ------------------------------
acknowledges that under currently applicable law, the Optionee may be required to include in his taxable income, at the time of exercise of the Option, the amount by which the value of the Option Shares purchased (the "Exercise Shares") exceeds the Exercise Price paid. The Optionee hereby authorizes the Company to withhold Exercise Shares of a value equivalent to the amount of tax required to be withheld by the Company out of any taxable income derived by the Optionee upon exercise of the Option; provided, however, that the Optionee may, in the alternative, in order to satisfy such withholding requirement, deliver to the Company cash or other shares of Common Stock owned by the Optionee.

     6.  Investment Representation/Securities Law Requirements. The Optionee
         -----------------------------------------------------
represents that the Option Shares available for purchase by the Optionee under this Agreement will be acquired only for investment and not with a view toward resale or distribution. The Optionee agrees and understands that the Option Shares may be restricted securities as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and, in such case, may not be sold, assigned or transferred, unless the sale, assignment or transfer of such shares is registered under the Securities Act and applicable blue sky laws, as now in effect or hereafter amended or under applicable exemptions therefrom. In the case of any sale under such an exemption, the Company will require an opinion of counsel in form and substance satisfactory to the Company from counsel acceptable to the Company that such registrations are not required. The Optionee further understands and agrees that, unless issued pursuant to an effective registration statement under the Securities Act, the following legend shall be set forth on each certificate representing Option Shares:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933 or under the blue sky laws of any state, and may not be sold, assigned or transferred except upon such registration or upon receipt by the Company of an opinion of counsel in form and substance satisfactory to the Company from counsel acceptable to the Company that such registrations are not required for such sale, assignment or transfer."

     7.  No Rights as Shareholder. The Optionee shall not have any rights as a
         ------------------------
shareholder with respect to any of the Option Shares until the date of issuance by the Company of a stock certificate to the Optionee for such shares. Except as otherwise provided in Section 11 hereof, the Optionee shall not be entitled to any dividends, cash or otherwise, or any adjustment of the Exercise Price of any of the Option Shares for such dividends, if the record date therefor is prior to the date of issuance of such stock certificate. Upon valid exercise of the Option by the Optionee, the Company agrees to cause a valid stock certificate for the number of Option Shares then purchased to be issued and delivered to the Optionee within seven (7) business days.

     8.  Corporate Proceedings of the Company. Notwithstanding anything in this
         ------------------------------------
Agreement to the contrary, in the event of a Change in Control (as defined in the Plan), the Option will automatically become exercisable in full as of the effective date of such Change in Control. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the Option may be terminated by the Company as of the effective date of such dissolution, liquidation, merger or consolidation by giving notice to Optionee of its intention to do so not less than ten (10) days preceding such effective date and permitting the exercise until such effective date, or the Expiration Date if earlier, of the Option. Notwithstanding the preceding sentence, if the Company is not the surviving corporation as a result of the Company being reorganized or merged or consolidated with another corporation while the Option is outstanding, the surviving corporation may assume the Option or substitute a new option in the surviving corporation for the Option; provided, however, that the excess of the aggregate fair market value of the securities subject to the options immediately after the substitution or assumption over the aggregate option price of such shares is not less than the excess of the aggregate fair market value of the Option Shares immediately before such substitution or assumption over the Exercise Price of Option Shares. The existence of the Option shall not in any way prevent any Change of Control transaction, and Optionee shall have no right to prevent any such transaction.

     If the Option shall be exercised subsequent to any share dividend, stock split, reverse stock split, split-up, recapitalization, merger, consolidation, combination or exchange of shares, reorganization, or liquidation occurring after the Effective Date, as a result of which shares of any class have been issued in respect of outstanding Common Stock or Common Stock has been changed into the same or a different number of shares of the same or another class or classes without payment of consideration therefor, then the Optionee shall receive, for the Exercise Price paid upon such exercise, the aggregate number and class of shares that, if the Option Shares had been purchased at the Effective Date and had not been disposed of, the Optionee would be holding, at the time of such exercise, as a result of such purchase and all such share dividends, stock split, reverse stock split, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, reorganizations, or liquidations; provided, however, that no fractional share shall be issued upon any such exercise, and the Exercise Price shall be appropriately reduced on account of any fractional share not issued.

     The issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, including Common Stock, or the issuance by the Company of Common Stock, for cash, property or services rendered, either upon direct sale or upon the exercise of rights, options or warrants to subscribe therefor, or the conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares of Common Stock then subject to the Option.

     9.  Notices. All notices, demands and other communications required or
         -------
permitted hereunder shall be deemed to have been properly given or delivered when delivered personally or sent by certified or registered mail, return receipt requested with all postage fully prepaid, addressed to the respective parties hereto as follows:

                                          If to the Company:

                                          Maxxim Medical, Inc.
                                          10300 49th Street North
                                          Clearwater, FL  33762
                                          Attn:  President

     If to Optionee:                      ___________________________

                                          ___________________________

                                          ___________________________

Any party hereto may change the above designated address by notice to the other party hereto of such new address given in accordance with this Section 9.

     10.  Joinder of Spouse. The Optionee's spouse is fully aware of,
          -----------------
understands and fully consents and agrees to the provisions of this Agreement and its binding effect upon any interest, community or otherwise, she may have in any of the Option Shares or this Agreement, and she hereby evidences such awareness, understanding, consent and agreement by execution of this Agreement.

     11.  Fractional Shares. Notwithstanding any other provision of this
          -----------------
Agreement, the Company shall not be required to issue any fractional shares, and to the extent that the terms hereof would otherwise require such issuance of fractional shares, the number of shares actually issued shall be rounded down to the nearest whole share.

     12.  Transferability; Binding Effect. The Option shall be exercisable only
          -------------------------------
by the persons described in Section 4. Subject to the foregoing, all covenants, terms, agreements and conditions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Company and the Optionee and their respective heirs, executors, administrators, successors and assigns.

     13.  Termination.
          -----------

          (a) If the Optionee for any reason whatsoever, other than death or permanent and total disability, as defined in (b) below, ceases to be a director of the Company, the option may be exercised by the director within one (1) year after the date of such termination, but in no event later than the Expiration Date.

          (b) If the Optionee becomes permanently and totally disabled, as hereinafter defined, while serving as a director of the Company, the Option will automatically become exercisable in full and may be exercised by the Optionee at any time before one (1) year after the date of disability or the Expiration Date, whichever is earlier.

          "Permanently and totally disabled" means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In the absence of any specific requirements for this determination, the decision of the Company, as aided by any physicians designated by the Company, shall be conclusive and the Company shall send written notice to the Optionee of the determination that the Optionee has become permanently and totally disabled.

          (c) In the event that the Optionee dies while serving as a director of the Company, the option will automatically become exercisable in full and may be exercised by a legatee or legatees of the Optionee under the Optionee's will, or by the Optionee's personal representatives or distributees, at any time before one (1) year after the date of death or the Expiration Date, whichever is earlier, and if not so exercised, the Option shall thereupon terminate.

     Nothing in (a), (b) or (c) shall extend the time for exercising the Option granted pursuant to this Agreement beyond the Expiration Date.

     14.  Shareholder Approval. The Option granted pursuant to this Agreement is
          --------------------
subject to the approval of the Plan by the shareholders of the Corporation at the 1999 Annual Meeting of Shareholders, as set forth in the Plan. In the event that the Plan is not so approved, this Agreement shall automatically terminate and the Optionee shall have no further rights hereunder.

     15.  Entire Agreement. This Agreement embodies the entire agreement and
          ----------------
understanding between the Company and the Optionee and their respective heirs, executors, administrators, successors and assigns.

     16.  Governing Law. This Agreement shall be governed by the laws of the
          -------------
State of Florida, and the laws of the United States applicable in Florida.

     17.  Captions. The Section headings in this Agreement are for reference
          --------
purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

     18.  Counterparts. This Agreement may be executed in multiple original
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above, to be effective as of the Effective Date.

                                     COMPANY:

                                     MAXXIM MEDICAL, INC.,
                                     a Texas corporation


                                     By:___________________________________
                                           Kenneth W. Davidson, President

                                     OPTIONEE:


                                     ______________________________________
                                     Optionee


                                     ______________________________________
                                     Spouse of Optionee

                             MAXXIM MEDICAL, INC.

                        1999 EMPLOYEE STOCK OPTION PLAN


     THIS 1999 EMPLOYEE STOCK OPTION PLAN (this "Plan") is adopted by the Board of Directors (the "Board of Directors") of MAXXIM MEDICAL, INC., a Texas corporation (the "Company"), effective the 15th day of October, 1998 (the "Adoption Date").

                             W I T N E S S E T H:

     WHEREAS, the Company believes that allowing certain employees to obtain shares of common stock, $.001 par value ("Common Stock"), of the Company by granting stock options as hereinafter provided is beneficial to the initial and continued success of the Company;

     NOW, THEREFORE, the Company agrees to provide for the granting of stock options to certain employees of the Company, subject to the following conditions and provisions:

     1.  Purpose.  The purpose of this Plan is to secure for the Company and its
         -------
shareholders the benefits that flow from providing certain employees with the incentive inherent in common stock ownership. The Company recognizes that an employee stock option plan may aid in attracting and retaining employees of exceptional ability because of the opportunity offered to acquire a proprietary interest in the business of the Company.

     2.  Amount of Stock.  The total number of shares of Common Stock to be
         ---------------
subject to options granted pursuant to this Plan shall not exceed 500,000 shares. This total number of shares shall be subject to appropriate and automatic increase or decrease under Section 11 of this Plan (without the need for further action on the part of the Board of Directors of the Company), in the event of a stock dividend, or upon a subdivision, split-up, combination or reclassification of, the shares purchasable under such options, as contemplated in Section 11. In the event that options granted under this Plan shall lapse or terminate without being exercised, additional options may be granted covering the shares not purchased under such options.

     3.  Stock Option Committee.  The Board of Directors shall from time to time
         ----------------------
appoint a Stock Option Committee (hereinafter called the "Committee") to, among other duties, serve under this Plan. The Committee shall consist of either:

         (i) two or more persons, each of whom are Non-Employee Directors within the meaning of Paragraph (b)(2)(i) of Rule 16b-3, or any successor rule ("Rule 16b-3"), promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as such term is interpreted from time to time (hereinafter a "Non-Employee Director"); or

         (ii) the entire Board of Directors of the Company.

The Board of Directors shall, in its discretion, establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and shall have full authority and power to interpret and construe any provision of the Plan or the terms and conditions of any option outstanding under the Plan. Decisions of the Board of Directors shall be final, binding and conclusive on all persons who have an interest in the Plan or any option outstanding under the Plan.

     4.  Eligibility and Participation.  Options may be granted pursuant to this
         -----------------------------
Plan only to employees employed by the Company or any parent or a subsidiary of the Company (such employees being hereinafter sometimes collectively called "employees"). From time to time, the Committee shall select the employees to whom options may be granted and shall determine the number of shares to be covered by each option so granted. Future as well as present employees (including employees who are directors) shall be eligible to participate in this Plan. Directors who are not employees of the Company or a parent or a subsidiary of the Company shall not be eligible to participate in this Plan.
The holder of any option granted pursuant to this Plan shall not have any of the rights of a shareholder with respect to the shares covered by the option until one or more certificates for such shares shall be delivered to him upon the due exercise of the option.

     5.  Option Agreement.  The terms and provisions of each option granted
         ----------------
under this Plan shall be as set forth in an Employee Stock Option Agreement (hereinafter called an "Option Agreement"), between the Company and the employee receiving such option in form and content substantially similar to the Option Agreement attached hereto as Exhibit A. Each employee who is granted an Option
                             ---------
shall be notified promptly of such grant and a written Option Agreement shall be promptly executed and delivered by the Company and the employee, provided that such grant of Options shall terminate if such Option Agreement is not signed by such employee (or his or her attorney) and delivered to the Company within 60 days after the date such Option Agreement is delivered by the Company to such employee.

     6.  Price.  The purchase price per share of Common Stock purchasable under
         -----
options granted pursuant to this Plan shall be determined by the Committee but shall not be less than eighty-five percent (85%) of the fair market value of a share of Common Stock at the time the options are granted or effective date of such grant. Such fair market value shall be determined by the Committee without regard to any restriction other than a restriction that, by its terms, will never lapse. The full purchase price of shares purchased shall be paid upon exercise of the option. The purchase price per share shall be subject to adjustment under Section 11 of this Plan.

     7.  Exercise Period.  Shares of Common Stock purchasable under any option
         ---------------
granted under this Plan will be purchasable as to twenty percent (20%) of such shares one (1) year after the date of grant of such option, and shall become purchasable as to an additional twenty percent (20%) of the shares upon the expiration of each additional year thereafter until the fifth anniversary of the date of grant of such option, at which time the option shall be exercisable in full.

     8.  Option Period.  The Committee shall determine the maximum period of
         -------------
time within which options granted pursuant to this Plan must be exercised after the granting of such option, which shall be a period of time ending no later than the tenth anniversary of the Adoption Date. The actual expiration date stated in an Option Agreement is hereinafter called the "Expiration Date". Notwithstanding any other provision of this Plan to the contrary, no option shall be granted under this Plan effective after the fifth anniversary of the Adoption Date.

     9.  Termination.  Each Option Agreement will provide that:
         -----------

     (a) If the employee for any reason whatsoever, other than death or permanent and total disability, as defined in (b) below, ceases to be employed by the Company, or a parent or subsidiary corporation of the Company, and prior to such cessation, the employee was employed at all times from the date of the granting of such option until the date of such cessation, the option may be exercised by the employee (to the extent that the employee is entitled to do so at the date of cessation) within sixty (60) days following the date of cessation of employment, but in no event later than the Expiration Date; provided, however, that if the employee is terminated for cause, the option will immediately terminate.

     (b) If the employee becomes permanently and totally disabled, as hereinafter defined, while employed by the Company or a parent or subsidiary corporation of the Company, and prior to such disability the employee was employed at all times from the date of the granting of the option until the date of disability, the option will automatically become exercisable in full and may be exercised by the employee at any time within one (1) year after the date of disability, but in no event later than the Expiration Date.

     "Permanently and totally disabled" means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In the absence of any specific requirements for this determination, the decision of the Committee, as aided by any physicians designated by the Committee, shall be conclusive, and the Board of Directors shall send written notice to the employee of the determination that he has become permanently and totally disabled.

     (c) In the event that the employee dies while employed by the Company or a parent or subsidiary corporation of the Company, and prior to death the employee was employed at all times from the date of the granting of the option until the date of death, the option will automatically become exercisable in full and may be exercised by a legatee or legatees of the employee under his will, or by his personal representatives or distributees, at any time within one (1) year after the date of death, but in no event later than the Expiration Date.

     10.  Assignability.  Each Option Agreement shall provide that the option
          -------------
granted thereby shall not be transferable or assignable by the employee in any form or fashion, and that the option may be exercised only by the employee during his lifetime, or as otherwise expressly set forth in Exhibit A hereto.
                                                            ---------

     11.  Changes in Capital Structure.  Each option granted pursuant to this
          ----------------------------
Plan shall provide that if the option shall, subject to Section 12, be exercised subsequent to any share dividend, stock split, reverse stock split, split-up, recapitalization, merger, consolidation, combination or exchange of shares, reorganization, or liquidation occurring after the date of the grant of the option, as a result of which shares of any class have been issued in respect of outstanding Common Stock or Common Stock has been changed into the same or a different number of shares of the same or another class or classes without payment of consideration therefor, then the employee or employees so exercising the option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares that, if Common Stock (as authorized at the date of the grant of the option) had been purchased at the date of the grant of the option for the same aggregate price (on the basis of the price per share set forth in Section 6 hereof) and had not been disposed of, such employee or employees would be holding, at the time of such exercise, as a result of such purchase and all such share dividends, stock split, reverse stock split, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, reorganizations, or liquidations; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

     12.  Change in Control.  Notwithstanding anything in this Plan to the
          -----------------
contrary, in the event of a Change in Control (as defined below), the unexercised options outstanding under this Plan will automatically become exercisable in full as of the effective date of such Change in Control. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, any outstanding options hereunder may be terminated by the Company as of the effective date of such dissolution, liquidation, merger or consolidation by giving notice to each holder thereof of its intention to do so not less than ten
(10) days preceding such effective date and permitting the exercise until such effective date, or the Expiration Date if earlier, of all of such outstanding options. Notwithstanding the preceding sentence, if the Company is not the surviving corporation as a result of the Company being reorganized or merged or consolidated with another corporation while unexercised options are outstanding under this Plan, the surviving corporation may assume the unexercised options outstanding under this Plan or substitute new options in the surviving corporation for the outstanding options; provided, however, that the excess of the aggregate fair market value of the securities subject to the options immediately after the substitution or assumption over the aggregate option price of such shares is not less than the excess of the aggregate fair market value of the Common Stock subject to the outstanding option immediately before such substitution or assumption over the aggregate option price of such Common Stock. The existence of this Plan or of options granted hereunder shall not in any way prevent any Change in Control transaction, and no holder of options granted under this Plan shall have the right to prevent any such transaction.

     "Change in Control" of the Company means and shall be deemed to have occurred if and when (i) any "person" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors do not constitute a majority of the Board of Directors following such election; (iii) the shareholders of the Company approve the dissolution or liquidation of the Company; (iv) the shareholders of the Company approve an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not subsidiaries of the Company, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company (excluding from the term "former shareholders" a shareholder who is, or as a result of the transaction in question becomes, an "affiliate", as that term is used in the Securities Exchange Act of 1934 and the Rules promulgated thereunder, of any party to such merger, consolidation or reorganization); or (v) the shareholders of the Company approve the sale of all or substantially all of the Company's business and/or assets to a person or entity which is not a subsidiary of the Company.

     13.  Registration Rights.  The employees shall have no registration rights
          -------------------
with respect to the shares of Common Stock issuable upon exercise of the options granted under this Plan.

     14.  Sale of Stock After Exercise of Option.  Any employee exercising any
           -------------------------------------
option under the terms of this Plan will be required to agree that, unless the shares obtained as a result of such exercise have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or may otherwise be sold pursuant to an available exemption from such registration under the Securities Act, such employee will not dispose of any such shares thereafter without the prior approval of the Company.

     Unless the Company files a registration statement with respect to the shares issuable under the Plan, the Company shall require that a legend be placed on any share certificates issued through the exercise of any option granted under this Plan with respect to the foregoing restrictions. Such legend shall be placed either on the front or back of such share certificates and shall note that the shares are governed by this Plan.

     This Plan shall be kept at the registered office of the Company and shall be available for inspection by any appropriate party.

     15.  Amendment of the Plan.  The Board of Directors may from time to time
          ---------------------
alter, amend, suspend or discontinue this Plan and make rules for its administration.

     16.  Options Discretionary.  The granting of options under this Plan shall
          ---------------------
be entirely discretionary, and nothing in this Plan shall be deemed to give any employee of the Company or any parent or subsidiary of the Company any right to participate in this Plan or to receive options.

     No provision of this Plan or any Option Agreement evidencing any options granted under this Plan shall confer any right upon any employee to be employed by the Company or any parent or subsidiary of the Company for any period of specific duration.

     17.  Shareholder Approval.  This Plan will be submitted to the shareholders
          --------------------
of the Company (the "Shareholders") for approval and shall be approved by a majority vote of the shares represented in person or by proxy at a meeting at which a quorum is present, at the annual meeting held within one year of the Adoption Date. If the Plan is not approved by the

Shareholders by such date, the Plan and all options granted hereunder will automatically terminate.

     18.  Termination Of Plan.  Unless terminated earlier, this Plan shall
          -------------------
terminate effective five (5) years from the Adoption Date. Any option outstanding under this Plan at the time of the termination of this Plan shall remain in effect until such option shall have been exercised or the Expiration Date thereof occurs, whichever is earlier.

     19.  Exhibits.  Exhibit A (attached) is hereby incorporated into this Plan
          --------   ---------
by reference.

                                  EXHIBIT "A"

                             MAXXIM MEDICAL, INC.

                        EMPLOYEE STOCK OPTION AGREEMENT

     THIS EMPLOYEE STOCK OPTION AGREEMENT (this "Agreement"), dated to be effective as of _____________, ______ (the Effective Date"), by and between MAXXIM MEDICAL, INC., a Texas corporation (the "Company"), and
_______________________, an individual (the "Optionee");

                             W I T N E S S E T H:

     WHEREAS, the Optionee is currently employed by the Company or by a parent or a subsidiary of the Company;

     WHEREAS, in consideration of the Optionee's record of employment or other service with the Company or any subsidiary or parent and to provide the Optionee with additional incentive to further the business of the Company, the Company has agreed to grant the Optionee options to purchase shares of common stock, $.001 par value ("Common Stock"), of the Company; and

     WHEREAS, by granting the Optionee options to purchase shares of Common Stock pursuant to the terms of this Agreement, the Company intends to carry out the purposes set forth in the 1999 Employee Stock Option Plan of the Company (the "Plan") adopted by the Board of Directors of the Company (the "Board of Directors"); and

     WHEREAS, the Company and the Optionee desire to set forth the terms and conditions of such options to purchase Common Stock;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1.  Grant of Option.  The Company hereby grants to the Optionee the option
         ---------------
(the "Option") to purchase all or any part of an aggregate of __________________ (_____) shares of Common Stock (such shares, as increased or decreased in accordance with Section 10 hereof, being referred to herein as the "Option Shares") for a purchase price of ______________ and ___/100 Dollars ($_____) per share (the "Exercise Price"), upon the additional terms and conditions hereinafter set forth.

     2.  Availability of Option Shares and Term of Option.  Subject to the
         ------------------------------------------------
fulfillment by Optionee of the conditions set forth in Sections 6 and 7 hereof and also subject to the terms of Sections 10 and 15 hereof, the Option shall be first exercisable as to twenty percent (20%) of the Option Shares one (1) year after the Effective Date, and shall become exercisable as to an additional twenty percent (20%) of the Option Shares upon the expiration of each additional year thereafter until the fifth anniversary of the Effective Date, at which time the Option shall be exercisable in full. The Option shall expire and terminate as to any Option Shares not purchased by the Optionee on or before the sixth anniversary of the Effective Date (the "Expiration Date"), subject to earlier termination as set forth in Section 15.

     3.  Method of Exercising the Option.  Subject to the limitations contained
         -------------------------------
in Section 2, the Option shall be exercised by the Optionee delivering to the Company, on or before to the Expiration Date or the date of any earlier termination pursuant to Section 15 (i) written notice from the Optionee stating that the Optionee is exercising the Option and specifying the number of Option Shares that the Optionee desires to purchase ("Notice"), and (ii) a check payable to the order of the Company in an amount equal to the then current Exercise Price multiplied by the number of Option Shares that the Optionee has indicated he desires to purchase in the Notice (the "Payment"). The Option may be exercised as to all, or any whole number, of the Option Shares exercisable as of the date of the Notice. The failure of the Optionee to exercise the Option as to all of the Option Shares available for exercise as of the date of the Notice shall not be deemed to be a waiver or forfeiture of the Optionee's right to later exercise the Option as to any Option Shares not previously purchased. For purposes of Section 2 hereof, the exercise of the Option to purchase the Option Shares specified in the Notice shall be deemed to have taken place on the date that Notice and Payment are actually received by the Company in accordance with this Section 3.

     4.  Transferability of Option.  The Option shall be exercisable (i) during
         -------------------------
the Optionee's lifetime, only by the Optionee, or his guardian or legal representative, or (ii) in the event of his death, by his heirs or legatees in accordance with his will or the laws of descent and distribution (but only to the extent the Option would be exercisable by the Optionee under Section 2 or as set forth in Section 15), and shall not otherwise be transferable or assignable, in whole or in part.

     5.  Payment of Taxes Upon Exercise.  The Optionee understands and
         ------------------------------
acknowledges that under currently applicable law, the Optionee may be required to include in his taxable income, at the time of exercise of the Option, the amount by which the value of the Option Shares purchased (the "Exercise Shares") exceeds the Exercise Price paid. The Optionee hereby authorizes the Company to withhold Exercise Shares of a value equivalent to the amount of tax required to be withheld by the Company out of any taxable income derived by the Optionee upon exercise of the Option; provided, however, that the Optionee may, in the alternative, in order to satisfy such withholding requirement, deliver to the Company cash or other shares of Common Stock owned by the Optionee.

     6.  Covenant Not To Compete.  The Optionee agrees that for so long as he is
         -----------------------
employed by the Company and for ________ (___) ________ thereafter, he shall not, directly or indirectly, for his own account or for the account of others
(i) engage, within any market area served by the Company, as principal, agent, trustee or through the agency of any corporation, partnership, association or agency, in any business which is a Competitor, as hereinafter defined, or (ii) own more than five percent (5.0%) of the outstanding capital stock, or be a member or employee of any partnership which is a Competitor, or an owner or employee of any Competitor. For purposes of this Section 6, a business will be deemed to be a "Competitor" if its business involves the manufacture, distribution or marketing of any physical therapy, home pain management or hospital products of the type, or competitive with, any such product manufactured or distributed by the Company. The Optionee further agrees that for so long as he is employed by the Company, and for ________ (___) ________ thereafter, he will not, either directly or indirectly, through any person, firm, association, or corporation with which he is now or may hereafter become associated, cause or induce any present or future employee of the Company to leave the employ of the Company to accept employment with the Optionee or with any Competitor. The parties understand and agree that if any of the restrictions placed upon the Optionee herein relating to time, geographical area or scope of activity are deemed more extensive than is necessary to protect the good will or other business interests of the Company under the laws of the State of Florida (or any other jurisdiction in which the employee may be actually employed and by reason of which the law of such other jurisdiction properly applies with respect to interpretation of Sections 6 or 7 hereof), then the parties hereto agree to amend the terms hereof to such time, geographical area and scope of activity and alter the degree and extent of such provisions by the minimal amount of amendment or alteration necessary to bring such provisions within the ambit of enforceability within the State of Florida. For purposes of Sections 6 or 7 hereof, the term "Company" shall include any parent or subsidiary of the Company. For purposes of this Agreement, the term "subsidiary" shall mean any subsidiary corporation, partnership, joint venture or other similar entity or vehicle of which the Company owns twenty-five percent (25%) or more of the equity or other ownership interest therein.

     7.  Nondisclosure of Company Secrets.  The Optionee acknowledges that in
         --------------------------------
the course of his employment or other relationship with the Company, he has had and may continue to have access to certain trade secrets and proprietary information of the Company, know-how, programs, lists of customers, information regarding inventions, whether patentable or not, tools, machines, mechanisms, and fixtures which are secret and used in the business of the Company, items and processes, whether of design, manufacturing or service, information regarding employee compensation, techniques of production or other information which may yield greater efficiency or capacity of production, methods, techniques, and systems concerning design, pricing or manufacturing which are proprietary to the Company or to the Company's customers or suppliers, or which is developed by the Optionee in the performance of his duties, and other confidential information and knowledge concerning the business of the Company (hereinafter collectively referred to as the "Information") which the Company desires to protect. The Optionee understands that the Information is confidential and has been or will be received or learned by him in confidence, and the Optionee agrees that unless and until such information shall become a matter of public knowledge, he will not reveal any such Information to any third party for any reason or under any circumstances, either during or subsequent to his employment by the Company, other than in the ordinary course of his duties for the benefit of the Company, or as required by applicable law.

     8.  Investment Representation/Securities Law Requirements.  The Optionee
         -----------------------------------------------------
represents that the Option Shares available for purchase by the Optionee under this Agreement will be acquired only for investment and not with a view toward resale or distribution. The Optionee agrees and understands that the Option Shares may be restricted securities as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and, in such case, may not be sold, assigned or transferred, unless the sale, assignment or transfer of such shares is registered under the Securities Act and applicable blue sky laws, as now in effect or hereafter amended or under applicable exemptions therefrom. In the case of any sale under such an exemption, the Company will require an opinion of counsel in form and substance satisfactory to the Company from counsel acceptable to the Company that such registrations are not required. The Optionee further understands and agrees that, unless issued pursuant to an effective registration statement under the Securities Act, the following legend shall be set forth on each certificate representing Option Shares:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933 or under the blue sky laws of any state, and may not be sold, assigned or transferred except upon such registration or upon receipt by the Company of an opinion of counsel in form and substance satisfactory to the Company from counsel acceptable to the Company that such registrations are not required for such sale, assignment or transfer."

     9.  No Rights as Shareholder.  The Optionee shall not have any rights as a
         ------------------------
shareholder with respect to any of the Option Shares until the date of issuance by the Company of a stock certificate to the Optionee for such shares. Except as otherwise provided in Section 10 hereof, the Optionee shall not be entitled to any dividends, cash or otherwise, or any adjustment of the Exercise Price of any of the Option Shares for such dividends, if the record date therefor is prior to the date of issuance of such stock certificate. Upon valid exercise of the Option by the Optionee, the Company agrees to cause a valid stock certificate for the number of Option Shares then purchased to be issued and delivered to the Optionee within seven (7) business days.

     10. Corporate Proceedings of the Company.  Notwithstanding anything in
         ------------------------------------
this Agreement to the contrary, in the event of a Change in Control (as defined in the Plan), the Option will automatically become exercisable in full as of the effective date of such Change in Control. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the Option may be terminated by the Company as of the effective date of such dissolution, liquidation, merger or consolidation by giving notice to Optionee of its intention to do so not less than ten (10) days preceding such effective date and permitting the exercise until such effective date, or the Expiration Date if earlier, of the Option. Notwithstanding the preceding sentence, if the Company is not the surviving corporation as a result of the Company being reorganized or merged or consolidated with another corporation while the Option is outstanding, the surviving corporation may assume the Option or substitute a new option in the surviving corporation for the Option; provided, however, that the excess of the aggregate fair market value of the securities subject to the options immediately after the substitution or assumption over the aggregate option price of such shares is not less than the excess of the aggregate fair market value of the Option Shares immediately before such substitution or assumption over the Exercise Price of Option Shares. The existence of the Option shall not in any way prevent any Change of Control transaction, and Optionee shall have no right to prevent any such transaction.

     If the Option shall be exercised subsequent to any share dividend, stock split, reverse stock split, split-up, recapitalization, merger, consolidation, combination or exchange of shares, reorganization, or liquidation occurring after the Effective Date, as a result of which shares of any class have been issued in respect of outstanding Common Stock or Common Stock has been changed into the same or a different number of shares of the same or another class or classes without payment of consideration therefor, then the Optionee shall receive, for the Exercise Price paid upon such exercise, the aggregate number and class of shares that, if the Option Shares had been purchased at the Effective Date and had not been disposed of, the Optionee would be holding, at the time of such exercise, as a result of such purchase and all such share dividends, stock split, reverse stock split, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, reorganizations, or liquidations; provided, however, that no fractional share shall be issued upon any such exercise, and the Exercise Price shall be appropriately reduced on account of any fractional share not issued.

     The issuance by the Company of shares of stock of any class of securities convertible into shares of stock of any class, including Common Stock, or the issuance by the Company of Common Stock for cash, property or services rendered, either upon direct sale or upon the exercise of rights, options or warrants to subscribe therefor, or the conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares of Common Stock then subject to the Option.

     11.  Notices.  All notices, demands and other communications required or
          -------
permitted hereunder, shall be deemed to have been properly given or delivered when delivered personally or sent by certified or registered mail, return receipt requested with all postage fully prepaid, addressed to the respective parties hereto as follows:

     If to the Company:    Maxxim Medical, Inc.
                           10300 49th Street North
                           St. Petersburg, FL  33762
                           Attn: President

     If to Optionee:      _________________________
                          _________________________
                          _________________________

Any party hereto may change the above designated address by notice to the other party hereto of such new address given in accordance with this Section 11.

     12.  Joinder of Spouse.  The Optionee's spouse is fully aware of,
          -----------------
understands and fully consents and agrees to the provisions of this Agreement and its binding effect upon any interest, community or otherwise, he or she may have in any of the Option Shares or this Agreement, and he or she hereby evidences such awareness, understanding, consent and agreement by execution of this Agreement.

     13.  Fractional Shares. Notwithstanding any other provision of this
          -----------------
Agreement, the Company shall not be required to issue any fractional shares, and to the extent that the terms hereof would otherwise require such issuance of fractional shares, the number of shares actually issued shall be rounded down to the nearest whole share.

     14.  Transferability; Binding Effect.  The Option may be exercised only by
          -------------------------------
the persons described in Section 4. Subject to the foregoing, all covenants, terms, agreements and conditions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Company and the Optionee and their respective heirs, executors, administrators, successors and assigns.

     15.  Termination.
          -----------

     (a) If the Optionee for any reason whatsoever, other than death or permanent and total disability, as defined in (b) below, ceases to be employed by the Company, or a parent or subsidiary corporation of the Company, and prior to such cessation, the Optionee was employed at all times from the date of the granting of the Option until the date of such cessation, the Option may be exercised by the Optionee (to the extent that the Optionee is entitled to do so at the date of cessation) within sixty (60) days following the date of cessation of employment, but in no event later than the Expiration Date; provided, however, that if the Optionee is terminated for cause, the Option will immediately terminate.

     (b) If the Optionee becomes permanently and totally disabled, as hereinafter defined, while employed by the Company or a parent or subsidiary corporation of the Company, and prior to such disability the Optionee was employed at all times from the date of the granting of the Option until the date of disability, the Option will automatically become exercisable in full and may be exercised by the Optionee at any time within one (1) year after the date of disability, but in no event later than the Expiration Date.

     "Permanently and totally disabled" means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In the absence of any specific requirements for this determination, the decision of the Company, as aided by any physicians designated by the Company, shall be conclusive, and the Company shall send written notice to the Optionee of the determination that the Optionee has become permanently and totally disabled.

     (c) In the event that the Optionee dies while employed by the Company or a parent or subsidiary corporation of the Company, and prior to death the Optionee was employed at all times from the date of the granting of the Option until the date of death, the Option will automatically become exercisable in full and may be exercised by a legatee or legatees of the Optionee under the Optionee's will, or by the Optionee's personal representatives or distributees, at any time within one (1) year after the date of death, but in no event later than the Expiration Date.

     16.  Entire Agreement.  This Agreement embodies the entire agreement and
          ----------------
understanding between the Company and the Optionee and their respective heirs, executors, administrators, successors and assigns.

     17.  Governing Law.  This Agreement shall be governed by the laws of
          -------------
Florida, and the laws of the United States applicable in Florida.

     18.  Captions.  The Section headings in this Agreement are for reference
          --------
purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

     19.  Counterparts.  This Agreement may be executed in multiple original
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above, to be effective as of the Effective Date.

                                    COMPANY:

                                    MAXXIM MEDICAL, INC.,
                                         a Texas corporation


                                    By:______________________________________
                                         Kenneth W. Davidson, President


                                    OPTIONEE:


                                    _________________________________________



                                    _________________________________________
                                    Spouse of Optionee